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                           MORGAN STANLEY FINANCE PLC,

                           MORGAN STANLEY GROUP INC.,

                            THE CHASE MANHATTAN BANK,
                    as Agent, as Book-Entry Unit Depositary,
              and as Trustee under the Indenture referred to herein

                                       AND

                        THE HOLDERS FROM TIME TO TIME OF
                       THE CAPITAL UNITS DESCRIBED HEREIN



                             CAPITAL UNIT AGREEMENT




                          Dated as of December 18, 1996


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



                               TABLE OF CONTENTS*


RECITALS OF MORGAN STANLEY FINANCE PLC......................................  1

RECITALS OF MORGAN STANLEY GROUP INC........................................  1

                                   ARTICLE ONE

                        Definitions and Other Provisions
                              of General Application......................... 2
Section 101.   Definitions..................................................  2
               Accelerated Purchase Date....................................  2
               Acceleration Notice..........................................  2
               Act..........................................................  2
               Additional Amounts...........................................  2
               Affiliate....................................................  2
               Agent........................................................  2
               Agreement....................................................  3
               Authenticating Agent.........................................  3
               Bankruptcy Event.............................................  3
               Board of Directors...........................................  3
               Board Resolution.............................................  3
               Book-Entry Capital Unit......................................  3
               Book-Entry Unit Depositary...................................  3
               Book-Entry Unit Register.....................................  3
               Business Day.................................................  4
               Cancellation Condition.......................................  4
               Cancellation Event...........................................  4
               Capital Unit.................................................  4
               Capital Unit Certificate.....................................  4
               Cash Settlement..............................................  4
               Closed Purchase Contract.....................................  4
               Corporate Trust Office.......................................  4
               Corporation..................................................  4
               Debenture Settlement.........................................  4
               Debentures...................................................  5
               Default......................................................  5
               Definitive Capital Unit......................................  5
               Definitive Debenture Register................................  5
               Deposit Agreement............................................  5
               Depositary...................................................  5

--------

     Note: This table of contents shall not, for any purpose, be deemed to be a part of this Agreement

               Depositary Receipt...........................................  5
               Depositary Share.............................................  5
               DTC..........................................................  5
               Event of Default.............................................  5
               Global Debenture.............................................  5
               Global Purchase Contract.....................................  5
               Guarantee....................................................  5
               Holder.......................................................  6
               Indenture....................................................  6
               Interest Payment Date........................................  6
               Investment Grade.............................................  6
               Issuer Order.................................................  6
               Letter of Representations....................................  6
               Long-Term Senior Debt........................................  6
               Moody's......................................................  6
               MS plc.......................................................  6
               Officer's Certificate........................................  6
               Opinion of Counsel...........................................  6
               Optional Definitive Capital Unit Request.....................  7
               Outstanding..................................................  7
               Paying Agent.................................................  8
               Person.......................................................  8
               Predecessor Capital Unit Certificate.........................  8
               Preferred Stock..............................................  8
               Preferred Stock Depositary...................................  8
               Prospectus Supplement........................................  8
               Purchase Contract Default....................................  8
               Purchase Contract Register...................................  8
               Purchase Contracts...........................................  9
               Purchase Date................................................  9
               Purchase Price...............................................  9
               Rating Agency................................................  9
               Reference Rate...............................................  9
               Reference Treasury Bond......................................  9
               Registered Definitive Debenture..............................  9
               Registered Purchase Contract.................................  9
               Regular Record Date..........................................  9
               Responsible Officer..........................................  9
               S&P..........................................................  9
               Second Global Debenture Register............................. 10
               Stated Purchase Date......................................... 10
               Tax Redemption............................................... 10
               Termination Event............................................ 10

               Trustee...................................................... 10
               Underwriting Agreement....................................... 10
               Unsettled Purchase Contract.................................. 10

                               ARTICLE TWO

               Capital Unit Certificate Forms............................... 10
Section 201.   Forms of Capital Unit Certificates Generally................. 10

                              ARTICLE THREE

               The Capital Units............................................ 11
Section 301.   Denominations................................................ 11
Section 302.   Rights and Obligations Evidenced by the Capital Units........ 11
Section 303.   Execution, Authentification, Delivery and Dating............. 12
Section 304.   Temporary Capital Unit Certificates.......................... 12
Section 305.   Registration of Transfer and Exchange........................ 13
Section 306.   Mutilated, Destroyed, Lost and Stolen Capital Unit
               Certificates................................................. 15
Section 307.   Persons Deemed Owners........................................ 17
Section 308.   Cancellation................................................. 17
Section 309.   Capital Units Not Separable.................................. 18
Section 310.   Book-Entry Capital Units..................................... 18
Section 311.   Exchange of Book-Entry Capital Units and Definitive
               Capital Units................................................ 18
Section 312.   Additional Amounts........................................... 19

                              ARTICLE FOUR

               The Purchase Contracts....................................... 20
Section 401.   Execution and Delivery of Purchase Contracts................. 20
Section 402.   Further Provisions Relating to Issuance of Purchase
               Contracts.................................................... 20
Section 403.   Purchase of Depositary Shares; Acceleration of Purchase
               Obligations.................................................. 21
Section 404.   Payment of Purchase Price.................................... 23
Section 405.   Issuance of Depositary Shares and Depositary Receipts........ 25
Section 406.   Merger, Consolidation and Sales of Assets.................... 26
Section 407.   Charges and Taxes............................................ 26
Section 408.   Termination of Purchase Contracts............................ 27

                              ARTICLE FIVE

               Remedies..................................................... 27
Section 501.   Limitation on Proceedings by Holders......................... 27
Section 502.   Restoration of Rights and Remedies........................... 28
Section 503.   Rights and Remedies Cumulative............................... 28
Section 504.   Delay or Omission Not Waiver................................. 28

Section 505.   Waiver of Past Defaults...................................... 29
Section 506.   Undertaking for Costs........................................ 29
Section 507.   Waiver of Stay or Extension Laws............................. 29
Section 508.   Agent May File Proofs of Claim............................... 30
Section 509.   Suits for Enforcement........................................ 30
Section 510.   Control by Holders........................................... 31

                               ARTICLE SIX

               The Agent.................................................... 31
Section 601.   Certain Duties and Responsibilities.......................... 31
Section 602.   Notice of Default............................................ 32
Section 603.   Certain Rights of Agent...................................... 33
Section 604.   Not Responsible for Recitals or Issuance of Capital Units.... 34
Section 605.   May Hold Capital Units....................................... 34
Section 606.   Money Held in Trust.......................................... 35
Section 607.   Compensation and Reimbursement............................... 35
Section 608.   Corporate Agent Required; Eligibility........................ 36
Section 609.   Resignation and Removal; Appointment of Successor............ 36
Section 610.   Acceptance of Appointment by Successor....................... 37
Section 611.   Merger, Conversion, Consolidation or Succession to Business.. 38
Section 612.   Appointment of Authenticating Agent.......................... 39
Section 613.   MS plc and the Corporation to Furnish Agent Names and
               Addresses of Holders......................................... 41
Section 614.   Preservation of Information; Communications to Holders....... 41
Section 615.   No Obligation of Holder...................................... 42
Section 616.   Tax Compliance............................................... 43

                              ARTICLE SEVEN

               Supplemental Agreements...................................... 44
Section 701.   Supplemental Agreements Affecting Purchase
               Contracts Without Consent of Holders......................... 44
Section 702.   Supplemental Agreements Affecting
               Purchase Contracts with Consent of Holders................... 45
Section 703.   Execution of Supplemental Agreements......................... 46
Section 704.   Effect of Supplemental Agreements............................ 46
Section 705.   Reference to Supplemental Agreements......................... 46

                              ARTICLE EIGHT

               Consolidation, Merger, Sale or Conveyance.................... 47
Section 801.   Covenant Not to Merge, Consolidate,
               Sell or Convey Property Except Under Certain Conditions...... 47

Section 802.   Rights and Duties of Successor Corporation................... 47
Section 803.   Opinion of Counsel to Agent
               and the Book-Entry Unit Depositary........................... 48



                              ARTICLE NINE

               Covenants.................................................... 49
Section 901.   Performance Under Purchase Contracts......................... 49
Section 902.   Maintenance of Office or Agency.............................. 49
Section 903.   Money for Payments to Be Held in Trust....................... 50
Section 904.   Rating Agencies.............................................. 51
Section 905.   Corporation to Reserve Preferred Stock....................... 51
Section 906.   Covenants as to Preferred Stock.............................. 52
Section 907.   Statements of Officers of MS plc
               and the Corporation as to Default............................ 52

                               ARTICLE TEN

               Redemption of the Purchase Contracts......................... 52
Section 1001.  Optional Redemption of Purchase Contracts.................... 52
Section 1002.  Notice of Redemption; Partial Redemptions.................... 53
Section 1003.  Payment of Purchase Contracts Called for Redemption.......... 54
Section 1004.  Exclusion of Certain Purchase Contracts
               from Eligibility for Selection for Redemption................ 55

                             ARTICLE ELEVEN

               Book-Entry Capital Units..................................... 55
Section 1101.  Deposit of Global Purchase Contract and Global Debenture..... 55
Section 1102.  Book-Entry System............................................ 55
Section 1103.  Transfer of Interests in Book-Entry
               Capital Units and Global Debentures.......................... 56
Section 1104.  Issuance and Exchange of Definitive Capital
               Units and Registered Definitive Debentures................... 57
Section 1105.  Transfer of the Global
               Purchase Contract and Global Debenture....................... 58
Section 1106.  Mutilated, Destroyed, Lost and Stolen Global
               Debentures and Global Purchase Contracts..................... 59
Section 1107.  Cancellation................................................. 61
Section 1108.  Payments in Respect of Book-Entry Capital Units and Global
               Debenture.................................................... 62
Section 1109.  Redemption or Settlement..................................... 62
Section 1110.  Record Date.................................................. 63
Section 1111.  Action in Respect of the Book-Entry
               Capital Units or Global Debenture............................ 63

Section 1112.  Changes Affecting the Global
               Purchase Contract or Global Debenture........................ 64
Section 1113.  Surrender of Global Purchase
               Contract and Global Debenture................................ 64
Section 1114.  Reports...................................................... 65
Section 1115.  Termination of Certain
               Provisions of This Agreement................................. 65

                             ARTICLE TWELVE

               The Book-Entry Unit Depositary............................... 65
Section 1201.  Certain Duties and Responsibilities.......................... 65
Section 1202.  Notice of Default............................................ 67
Section 1203.  Certain Rights of Book-Entry Unit Depositary................. 67
Section 1204.  Not Responsible for Recitals or Issuance of Capital Units.... 68
Section 1205.  Money Held in Trust.......................................... 69
Section 1206.  Compensation and Reimbursement............................... 69
Section 1207.  Book-Entry Unit
               Depositary Required; Eligibility............................. 70
Section 1208.  Resignation and Removal; Appointment of Successor............ 70
Section 1209.  Acceptance of Appointment by Successor....................... 72
Section 1210.  Merger, Conversion,
               Consolidation or Succession to Business...................... 73
Section 1211.  Taxes........................................................ 73

                            ARTICLE THIRTEEN

               Miscellaneous Provisions..................................... 74
Section 1301.  Incorporators, Stockholders,
               Officers and Directors of MS plc
               and the Corporation Immune from Liability.................... 74
Section 1302.  Compliance Certificates and Opinions......................... 74
Section 1303.  Form of Documents Delivered to Agent......................... 75
Section 1304.  Acts of Holders.............................................. 76
Section 1305.  Notices, Etc................................................. 77
Section 1306.  Notice to Holders; Waiver.................................... 78
Section 1307.  Effect of Headings and Table of Contents..................... 78
Section 1308.  Successors and Assigns....................................... 78
Section 1309.  Separability Clause.......................................... 78
Section 1310.  Benefits of Agreement........................................ 79
Section 1311.  Governing Law................................................ 79
Section 1312.  Legal Holidays............................................... 79
Section 1313.  Counterparts................................................. 79
Section 1314.  Inspection of Agreement...................................... 79

EXHIBIT A -- Form of Capital Unit Certificate

                  CAPITAL UNIT AGREEMENT, dated as of December 18, 1996, by and among MORGAN STANLEY FINANCE PLC, a company duly incorporated and existing under the laws of England and Wales ("MS plc"), MORGAN STANLEY GROUP INC., a Delaware corporation (the "Corporation"), THE CHASE MANHATTAN BANK, a New York banking corporation, acting solely as capital unit agent and book-entry unit depositary (in its capacity as capital unit agent, the "Agent," and, in its capacity as book-entry unit depositary, the "Book-Entry Unit Depositary"), except to the extent that this Agreement specifically states that the Agent and Book-Entry Unit Depositary is acting in another capacity, and The Chase Manhattan Bank (formerly known as Chemical Bank), a New York banking corporation, as trustee under the Indenture described below (in its capacity as trustee under the Indenture, the "Trustee") and the holders from time to time of the Capital Units described herein.

                     RECITALS OF MORGAN STANLEY FINANCE PLC

                  MS plc has duly authorized the issuance of its 8.03% Subordinated Debentures due February 28, 2017 (the "Debentures"), of substantially the tenor hereinafter set forth, in an aggregate principal amount of $134,000,000 as provided in this Agreement and in that certain Subordinated Indenture, dated as of November 15, 1993, by and among MS plc, the Corporation and the Trustee (as the same may be amended or supplemented from time to time, the "Indenture"), and to provide therefor MS plc has duly authorized the execution and delivery of this Agreement, the Indenture and the Debentures.

                  All acts and things necessary to make the Debentures, when executed by MS plc and authenticated and delivered by the Trustee, as provided in this Agreement and in the Indenture, the valid obligations of MS plc, have been done.

                      RECITALS OF MORGAN STANLEY GROUP INC.

                  The Corporation has duly authorized the Guarantee with respect to payments on the Debentures, as provided for in the Indenture (the "Guarantee") and the issuance of 134,000 of its preferred stock purchase contracts (the "Purchase Contracts"), of substantially the tenor hereinafter set forth, and to provide therefor the Corporation has duly authorized the execution and delivery of this Agreement, the Indenture and the Purchase Contracts.

                  All acts and things necessary to make the Guarantee, when the Indenture has been executed by the Corporation and MS plc and the Debentures have been executed by MS plc and authenticated and delivered by the Trustee, as provided in the Indenture, and the Purchase Contracts, when executed by the Corporation and countersigned, executed on behalf of the Holders and delivered by the Agent, as provided in this Agreement, the valid obligations of the Corporation, have been done.

                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

Section 101.      Definitions.

                  For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings
            assigned to them in this Article and include the plural as well as the singular;

                  (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States in effect at the time of any computation; and

                  (3) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

                  "Accelerated Purchase Date" with respect to a Purchase Contract, means any Interest Payment Date to which the Corporation accelerates the obligation of the Holder of the Capital Unit of which such Purchase Contract is a part to purchase, and the Corporation to sell, a Depositary Share pursuant to such Purchase Contract in accordance with Article Four.

                  "Acceleration Notice" has the meaning set forth in Section
403.

                  "Act," with respect to any Holder, has the meaning specified in Section 1304.

                  "Additional Amounts" has the meaning set forth in the Indenture.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent" means the Person named as the "Agent" in the first paragraph of this Agreement until a successor Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Agent" shall mean such successor Person.

                  "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Authenticating Agent" means the Agent and/or any Person authorized by the Agent to act on behalf of the Agent to countersign and execute Purchase Contracts.

                  "Bankruptcy Event" means any of the following events: (i) a court having jurisdiction in the premises shall enter a decree or order for relief with respect to the Corporation in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Corporation or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (ii) the Corporation shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Corporation or for any substantial part of its property, or make any general assignment for the benefit of creditors.

                  "Board of Directors," with respect to MS plc or the Corporation, as applicable, means the board of directors or any other committee duly authorized to act on its behalf.

                  "Board Resolution," with respect to MS plc or the Corporation, as applicable, means one or more resolutions, certified by the Secretary or an Assistant Secretary of MS plc or the Corporation, as applicable, to have been duly adopted or consented to by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Agent.

                  "Book-Entry Capital Unit" means any Capital Unit that is comprised of a Global Debenture and a Global Purchase Contract and represented by certificateless depositary interests issued to DTC or its nominee by the Book-Entry Unit Depositary.

                  "Book-Entry Unit Depositary" means the Person named as the "Book-Entry Unit Depositary" in the first paragraph of this Agreement until a successor Book-Entry Unit Depositary shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Book-Entry Unit Depositary" shall mean such successor Person.

                  "Book-Entry Unit Register" has the meaning specified in
Section 1103.

                  "Business Day" means any day that is not a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to be closed.

                  "Cancellation Condition," with respect to an Accelerated Purchase Date, means any of the following conditions: (i) the Corporation has outstanding Long-Term Senior Debt that is not rated Investment Grade by either Moody's or S&P; (ii) the market yield-to-maturity of the Reference Treasury Bond exceeds the Reference Rate; or (iii) the Corporation has outstanding any shares of any class of stock of the Corporation ranking prior to the Preferred Stock as to dividends or upon liquidation, unless the Holders of not less than 66 2/3% of the Capital Units Outstanding at the time of the issuance of such shares consented to such issuance.

                  "Cancellation Event," with respect to an Accelerated Purchase Date, means the existence of a Cancellation Condition at 5:00 P.M. New York City time on the date that is five Business Days prior to such Accelerated Purchase Date.

                  "Capital Unit" means the collective rights and obligations of MS plc, the Corporation and a Holder with respect to a Debenture in the principal amount of $1,000, a Guarantee and a Purchase Contract.

                  "Capital Unit Certificate" means a certificate evidencing the rights and obligations of MS plc, the Corporation and a Holder with respect to the number of Definitive Capital Units specified on such certificate.

                  "Cash Settlement" has the meaning set forth in Section 404(a)(1).

                  "Closed Purchase Contract" means any Purchase Contract with respect to which a purchase of a Depositary Share has occurred pursuant to Article Four or that has been redeemed or is otherwise not Outstanding.

                  "Corporate Trust Office" means the office of the Agent or the Book-Entry Unit Depositary, as applicable, in the Borough of Manhattan, The City of New York, at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 450 West 33rd Street, 15th Floor, New York, New York 10001.

                  "Corporation" means the Person named as the "Corporation" in the first paragraph of this Agreement until a successor Person shall have become such pursuant to the applicable provisions of this Agreement, and thereafter the "Corporation" shall mean such successor Person.

                  "Debenture Settlement" has the meaning set forth in Section 404(a)(2).

                  "Debentures" has the meaning stated in the first recital of MS plc in this Agreement and more particularly means any Debentures originally issued as part of a Capital Unit.

                  "Default" means an Event of Default under the Indenture or a Purchase Contract Default.

                  "Definitive Capital Unit" means any Capital Unit represented by a Capital Unit Certificate and comprised of a Registered Definitive Debenture, a Guarantee and a Registered Purchase Contract.

                  "Definitive Debenture Register" means the security register of MS plc maintained by the Trustee pursuant to the Indenture.

                  "Deposit Agreement" means the Deposit Agreement, dated as of December 18, 1996, by and among the Corporation, the Preferred Stock Depositary and the holders from time to time of the Depositary Receipts issued thereunder.

                  "Depositary" means DTC, or any successor, as the Holder of the certificateless depositary interests representing Book-Entry Capital Units.

                  "Depositary Receipt" means any one of the receipts evidencing an interest in the Depositary Shares issued under the Deposit Agreement.

                  "Depositary Share" means any one of the depositary shares, each evidencing five (5) shares of Preferred Stock, held by the Preferred Stock Depositary under the Deposit Agreement and evidenced by a Depositary Receipt.

                  "DTC" means The Depository Trust Company or its nominee.

                  "Event of Default," with respect to the Debentures, has the meaning set forth in the Indenture.

                  "Global Debenture" means a global Debenture in bearer form deposited with the Book-Entry Unit Depositary and to be held by the Book-Entry Unit Depositary on behalf of the Holder of Book-Entry Capital Units.

                  "Global Purchase Contract" means a global Purchase Contract registered in the name of the Book-Entry Unit Depositary and deposited with the Book-Entry Unit Depositary to be held by the Book-Entry Unit Depositary on behalf of the Holder of the Book-Entry Capital Units.

                  "Guarantee" means the Corporation's unconditional guarantee, on a subordinated basis, of payments with respect to the Debentures, as provided in the Indenture.

                  "Holder," means (i) in the case of any Definitive Capital Unit, a Person in whose name the Debenture and the Purchase Contract constituting a part of such Capital Unit are registered on the Definitive Debenture Register and the Purchase Contract Register, respectively, and (ii) in the case of any Book-Entry Capital Unit, the Depositary.

                  "Indenture" has the meaning set forth in the recitals of MS plc hereof.

                  "Interest Payment Date," with respect to any Debenture, has the meaning set forth in the Indenture or in any document executed pursuant to the terms of the Indenture.

                  "Investment Grade" means a rating of Baa3 or above by Moody's, BBB or above by S&P or an equivalent of such ratings (including any "implied" rating) by Moody's or S&P or by any other Rating Agency selected by the Corporation pursuant to Article Nine.

                  "Issuer Order" or "Issuer Request," with respect to MS plc or the Corporation, as applicable, means a written order or request signed in the name of MS plc or the Corporation, as applicable, by the Chairman or Vice Chairman of the Board of Directors, the President, General Counsel, Chief Financial Officer, Treasurer, Secretary, Assistant Secretary or any Managing Director of MS plc or the Corporation, as applicable, and delivered to the Agent.

                  "Letter of Representations" means the Letter of Representations to DTC dated December 18, 1996 from the Book-Entry Unit Depositary, relating to the Capital Units covered by this Agreement.

                  "Long-Term Senior Debt" means publicly held long-term senior unsecured debt obligations of the Corporation that are registered under the Securities Act of 1933.

                  "Moody's" means Moody's Investors Service, Inc., and any successor thereto.

                  "MS plc" means the Person named as "MS plc" in the first paragraph of this Agreement until a successor Person shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "MS plc" shall mean such successor Person.

                  "Officer's Certificate," when used with respect to MS plc or the Corporation, as applicable, means a certificate signed by the Chairman or Vice Chairman of the Board of Directors, the President, General Counsel, Chief Financial Officer, Treasurer, Secretary, Assistant Secretary or any Managing Director of MS plc or the Corporation, as applicable, and delivered to the Agent.

                  "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to MS plc or the Corporation and who shall otherwise be satisfactory to the Agent.

                  "Optional Definitive Capital Unit Request" has the meaning set forth in Section 311.

                  "Outstanding," with respect to any Capital Unit, Debenture or Purchase Contract means, as of the date of determination, all Capital Units, Debentures or Purchase Contracts, as the case may be, evidenced by Definitive Capital Units theretofore authenticated, countersigned, executed and delivered under this Agreement or by Book-Entry Capital Units, except:

                  (i) Capital Units, Debentures or Purchase Contracts
            theretofore deemed cancelled, cancelled by the Agent or Trustee, as the case may be, or delivered to the Agent or Trustee, as the case may be, for cancellation, in each case pursuant to the provisions of this Agreement or the Indenture;

                  (ii) Closed Purchase Contracts;

                  (iii) If a Termination Event has occurred, all Purchase
            Contracts; and

                  (iv) Capital Units, Debentures or Purchase Contracts evidenced by Capital Unit Certificates in exchange for or in lieu of which other Capital Unit Certificates have been authenticated, countersigned, executed and delivered pursuant to this Agreement, other than any such Capital Units, Debentures or Purchase Contracts, as the case may be, evidenced by a Capital Unit Certificate in respect of which there shall have been presented to the Agent proof satisfactory to it that such Capital Unit Certificate is held by a bona fide purchaser in whose hands the Capital Units, Debentures or Purchase Contracts, as the case may be, evidenced by such Capital Unit Certificate are valid obligations of MS plc (with respect to the Debentures constituting a part of the Capital Units evidenced thereby) and the Corporation (with respect to the Guarantee and the Purchase Contracts constituting a part of the Capital Units evidenced thereby);

provided, however, that in determining whether the Holders of the requisite number of Outstanding Capital Units, Debentures or Purchase Contracts, as the case may be, have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Capital Units, Debentures and Purchase Contracts owned by MS plc or the Corporation or any Affiliate of MS plc or the Corporation shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Capital Units, Debentures and Purchase Contracts which the Agent knows to be so owned shall be so disregarded. Capital Units, Debentures and Purchase Contracts that are so owned but that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Agent the pledgee's right so to act with respect to such Capital Units, Debentures and Purchase Contracts and that the pledgee is not MS plc, the Corporation or any Affiliate of MS plc or the Corporation.

                  "Paying Agent" means any Person authorized by the Corporation to pay the redemption price for any Purchase Contracts to be redeemed; provided that such Person shall be a bank or trust company organized and in good standing under the laws of the United States or any state in the United States, having (together with its parent) capital, surplus and undivided profits aggregating at least $50,000,000, and, subject to the foregoing, may be an Affiliate of the Corporation.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Capital Unit Certificate" of any particular Capital Unit Certificate means every previous Capital Unit Certificate evidencing all or a portion of the rights and obligations of MS plc, the Corporation and the Holder under the Capital Units evidenced thereby; and, for the purposes of this definition, any Capital Unit Certificate authenticated, countersigned and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Capital Unit Certificate shall be deemed to evidence the same rights and obligations of MS plc, the Corporation and the Holder as the mutilated, destroyed, lost or stolen Capital Unit Certificate.

                  "Preferred Stock" means the 8.03% Cumulative Preferred Stock, without par value, stated value $200.00 per share, of the Corporation issuable pursuant to the Purchase Contracts.

                  "Preferred Stock Depositary" means The Bank of New York, or any successor thereto under the Deposit Agreement.

                  "Prospectus Supplement" means the prospectus supplement, dated December 13, 1996, relating to the Capital Units covered by this Agreement.

                  "Purchase Contract Default" means the occurrence of any of the following events: (i) unless a Termination Event or a Cancellation Event shall have occurred or notice of acceleration of the Stated Purchase Date shall have been cancelled as provided in this Agreement, failure of the Corporation to issue and deliver the Preferred Stock against tender of payment by the Agent therefor on any Purchase Date or (ii) failure on the part of the Corporation duly to observe or perform any other of the covenants or agreements on its part in the Purchase Contracts or in this Agreement with respect to the Purchase Contracts and continuance of such failure for a period of 30 days after the date on which written notice of such failure, requiring the Corporation to remedy the same, shall have been given to the Corporation and the Agent by Holders of at least 25% of the Capital Units at the time Outstanding.

                  "Purchase Contract Register" and "Purchase Contract Registrar" have the respective meanings specified in Section 305.

                  "Purchase Contracts" has the meaning stated in the first recital of the Corporation in this Agreement and more particularly means any Purchase Contracts constituting a part of the Capital Units countersigned, executed and delivered under this Agreement.

                  "Purchase Date" means the Stated Purchase Date and any Accelerated Purchase Date.

                  "Purchase Price" has the meaning specified in Section 403(a).

                  "Rating Agency" means Moody's or S&P or, if Moody's or S&P, or both, shall not make publicly available a rating (including, without limitation, any "implied" rating) of the Corporation's Long-Term Senior Debt, a nationally recognized statistical rating organization or organizations, as the case may be, selected by the Corporation to be substituted for Moody's or S&P, or both, as the case may be.

                  "Reference Rate" means 14%.

                  "Reference Treasury Bond," with respect to a given date, means the U.S. Treasury Bond due as close as practicable to but not later than 30 years after such date.

                  "Registered Definitive Debenture" means any Debenture registered on the Definitive Debenture Register.

                  "Registered Purchase Contract" means any Purchase Contract registered on the Purchase Contract Register.

                  "Regular Record Date" means the 15th day prior to the date on which an Interest Payment Date occurs, whether or not such date is a Business Day.

                  "Responsible Officer," with respect to the Agent or the Book-Entry Unit Depositary, means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Agent or the Book-Entry Unit Depositary customarily performing functions similar to those performed by any of the above-designated officers and also means, with respect to a particular corporate trust or agency matter, any other officer to whom such matter is referred because of his knowledge and familiarity with the particular subject.

                  "S&P" means Standard & Poor's Corporation, and its successors.

                  "Second Global Debenture Register" has the meaning specified in Section 1103.

                  "Stated Purchase Date" means August 30, 2016.

                  "Tax Redemption" has the meaning set forth in the Prospectus Supplement.

                  "Termination Event," with respect to a Purchase Contract, means (i) the occurrence of a Bankruptcy Event at any time on or prior to the Stated Purchase Date or (ii) the existence of a Cancellation Condition at 5:00 P.M. New York City time on the date that is five Business Days prior to the Stated Purchase Date.

                  "Trustee" means the Person acting as Trustee under the Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of the Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Underwriting Agreement" means the underwriting agreement dated December 13, 1996, among MS plc, the Corporation, Morgan Stanley & Co. Incorporated, Chase Securities Inc., Citicorp Securities, Inc., Dean Witter Reynolds Inc., Donaldson, Lufkin & Jenrette Securities Corporation, NationsBanc Capital Markets, Inc. and Smith Barney Inc., as underwriters.

                  "Unsettled Purchase Contract" means any Purchase Contract that has not been redeemed or terminated or with respect to which a purchase of a Depositary Share has not occurred pursuant to Article Four.

                                   ARTICLE TWO

                         Capital Unit Certificate Forms

Section 201.      Forms of Capital Unit Certificates Generally.

                  The Capital Unit Certificates shall be in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Capital Units are listed or as may, consistent herewith, be determined with respect to the portion of the Capital Unit Certificates evidencing the Debentures by the officers of MS plc executing such Debentures and with respect to the portion of the Capital Unit Certificates evidencing the Purchase Contracts by the officers of the Corporation executing the Purchase Contracts, in each case as evidenced by their execution of the Debentures and Purchase Contracts evidenced by such Capital Unit Certificates. Each Capital Unit Certificate may evidence one or more Definitive Capital Units.

                  The Capital Units will consist of Debentures, Guarantees and Purchase Contracts and will be issued in the form of Book-Entry Capital Units in accordance with the terms of Article Eleven hereof, unless a Holder requests that Capital Units be issued to or upon the order of such Holder in the form of Definitive Capital Units represented by one or more Capital Unit Certificates, either upon the original issuance thereof or pursuant to Section 311, and except as otherwise set forth in Section 311.

                  The definitive Capital Unit Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined with respect to the portion of the Capital Unit Certificates evidencing the Debentures by the officers of MS plc executing such Debentures and with respect to the portion of the Capital Unit Certificates evidencing the Purchase Contracts by the officers of the Corporation executing the Purchase Contracts, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

Section 202.      Form of Certificate of Authentication and Countersignature.

                  The form of the Trustee's certificate of authentication of the Debentures, and the form of the Agent's countersignature of the Purchase Contracts, each constituting a part of the Capital Units evidenced by the Capital Unit Certificates, shall be in substantially the form set forth on the applicable form of the Capital Unit Certificates.

                                  ARTICLE THREE

                                The Capital Units

Section 301.      Denominations.

                  Capital Units shall be issuable only in denominations of a single Capital Unit and any integral multiple thereof.

Section 302.      Rights and Obligations Evidenced by the Capital Units.

                  Capital Units shall evidence the ownership by the Holder thereof of the principal amount of the number of Debentures specified on the face of a Capital Unit Certificate representing Definitive Capital Units or in Schedule A attached to the Global Debenture relating to Book-Entry Capital Units, the benefits of the Guarantee with respect to such Debentures and the rights and obligations of the Corporation and the Holder under the number of Purchase Contracts specified on the face of a Capital Unit Certificate representing Definitive Capital Units or in Schedule I attached to the Global Purchase Contract relating to Book-Entry Capital Units. Prior to the purchase, if any, of Depositary Shares under the Purchase Contracts, the Capital Units shall not entitle the Holders to any of the rights of a holder of Depositary Shares, Preferred Stock or any other shares of capital stock of the Corporation, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as shareholders with respect to the meetings of shareholders or for the election of directors of the Corporation or for any other matter, or any other rights whatsoever as shareholders of the Corporation, except to the extent expressly provided in Article Four. The rights and obligations of MS plc, the Corporation and the Holders with respect to the Debentures and the Guarantee are specified under the Indenture.

Section 303.      Execution, Authentication, Delivery and Dating.

                  Upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, MS plc and the Corporation may deliver, subject to any limitation on the aggregate principal amount of Debentures represented thereby, an unlimited number of Capital Unit Certificates executed by MS plc (with respect to the Debentures constituting a part of the Capital Units evidenced thereby) and the Corporation (with respect to the Purchase Contracts constituting a part of the Capital Units evidenced thereby) to the Trustee and the Agent for authentication, countersignature and execution, as the case may be, together with their respective Issuer Orders for authentication, countersignature and execution of such Capital Unit Certificates, and the Trustee in accordance with the Indenture and the Issuer Order of MS plc shall authenticate the Debentures constituting a part of the Capital Units evidenced by such Capital Unit Certificates, and the Agent in accordance with this Agreement and the Issuer Order of the Corporation shall countersign and execute on behalf of the Holder the Purchase Contracts forming a part of the Capital Units evidenced by such Capital Unit Certificates, and deliver such Capital Unit Certificates upon the order of MS plc and the Corporation.

                  The Debentures constituting a part of the Capital Units shall be executed on behalf of MS plc and shall be authenticated by the Trustee in accordance with the terms of the Indenture. The Purchase Contracts constituting a part of the Capital Units shall be executed on behalf of the Corporation in accordance with Section 401.

Section 304.      Temporary Capital Unit Certificates.

                  Pending the preparation of definitive Capital Unit Certificates, MS plc (with respect to the Debentures constituting a part of the Capital Units evidenced thereby) and the Corporation (with respect to the Purchase Contracts constituting a part of the Capital Units evidenced thereby) shall execute and deliver to the Trustee and the Agent, and the Trustee and the Agent shall authenticate, countersign, execute on behalf of the Holder and deliver, as appropriate, in lieu of such definitive Capital Unit Certificates, temporary Capital Unit Certificates that are in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Capital Units are listed or as may, consistent herewith, be determined with respect to the portion of the Capital Unit Certificates evidencing the Debentures by the officers of MS plc executing such Debentures and with respect to the portion of the Capital Unit Certificates evidencing the Purchase Contracts by the officers of the Corporation executing the Purchase Contracts, in each case as evidenced by their execution of the Debentures and Purchase Contracts evidenced by such Capital Unit Certificates.

                  If temporary Capital Unit Certificates are issued, MS plc and the Corporation will cause definitive Capital Unit Certificates to be prepared without unreasonable delay. After the preparation of definitive Capital Unit Certificates, the temporary Capital Unit Certificates shall be exchangeable for definitive Capital Unit Certificates upon surrender of the temporary Capital Unit Certificates at the Corporate Trust Office, at the expense of MS plc and the Corporation and without charge to any Holder. Upon surrender for cancellation of any one or more temporary Capital Unit Certificates, MS plc (with respect to the Debentures constituting a part of the Capital Units evidenced thereby) and the Corporation (with respect to the Purchase Contracts constituting a part of the Capital Units evidenced thereby) shall execute and deliver to the Trustee and the Agent, and the Trustee and the Agent shall authenticate, countersign, execute on behalf of the Holder and deliver, as appropriate, in exchange therefor definitive Capital Unit Certificates of like tenor of authorized denominations and evidencing a like number of Capital Units as the temporary Capital Unit Certificate or Certificates so surrendered. Until so exchanged, the temporary Capital Unit Certificates shall in all respects evidence the same benefits and the same obligations under the Debentures, the Guarantee, the Purchase Contracts, the Indenture and this Agreement as definitive Capital Unit Certificates.

Section 305.      Registration of Transfer and Exchange.

                  The Agent shall keep at its Corporate Trust Office a register (the register maintained in such office being herein referred to as the "Purchase Contract Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of Purchase Contracts and of transfers of Purchase Contracts (the Agent, in such capacity, the "Purchase Contract Registrar").

                  Upon surrender for registration of transfer of any Capital Unit Certificate at the Corporate Trust Offices of the Trustee and the Agent, MS plc (with respect to the Debentures constituting a part of the Definitive Capital Units evidenced thereby) and the Corporation (with respect to the Purchase Contracts constituting a part of the Definitive Capital Units evidenced thereby) shall execute and deliver to the Trustee and the Agent, and the Trustee and the Agent shall authenticate, countersign, execute on behalf of the designated transferee or transferees and deliver, as appropriate, in the name of the designated transferee or transferees, one or more new Capital Unit Certificates of any authorized denominations, of like tenor, and evidencing a like number of Definitive Capital Units.

                  At the option of the Holder or as otherwise set forth in
Section 311, (a) Definitive Capital Units may be transferred or exchanged for Definitive Capital Units of any authorized denominations and for interests in Book-Entry Capital Units and (b) interests in Book-Entry Capital Units may be transferred or exchanged for Definitive Capital Units of any authorized denominations, in each case evidencing the number of Capital Units transferred or exchanged, upon surrender of the Capital Unit Certificates to be so transferred or exchanged at the Corporate Trust Office of the Agent or upon receipt by the Book-Entry Unit Depositary of written instructions from the Depositary. Whenever any Capital Unit Certificates are so surrendered for transfer or exchange or any request is so received in accordance with Section 1104 to exchange Definitive Capital Units and Book-Entry Capital Units, MS plc (with respect to the Debentures constituting a part of the Definitive Capital Units evidenced thereby) and the Corporation (with respect to the Purchase Contracts constituting a part of the Definitive Capital Units evidenced thereby) shall execute and deliver to the Trustee and the Agent, and the Trustee and the Agent shall authenticate, countersign, execute on behalf of the Holder and deliver, as appropriate, the Capital Unit Certificates that the Holders making the exchange or the transferees are entitled to receive. Whenever Book-Entry Capital Units are exchanged for Definitive Capital Units or whenever Definitive Capital Units are exchanged for Book-Entry Capital Units, the Book-Entry Unit Depositary shall cause (i) Schedule A of the Global Debenture to be endorsed to reflect any increase or decrease, as the case may be, in the principal amount of Debentures that comprise Book-Entry Capital Units evidenced thereby as a result of such exchange, and (ii) Schedule I of the Global Purchase Contract to be endorsed to reflect any increase or decrease, as the case may be, in the number of Purchase Contracts that comprise Book-Entry Capital Units evidenced thereby as a result of such exchange, whereupon such number of Book-Entry Capital Units shall be decreased or increased for all purposes by the number so exchanged, as noted.

                  All Capital Unit Certificates authenticated, countersigned and executed upon any registration of transfer or exchange of a Capital Unit Certificate shall evidence the ownership of the principal amount of the number of Debentures specified on the face thereof, the benefits of the Guarantee with respect to such Debentures and the rights and obligations of the Holder and the Corporation under the number of Purchase Contracts specified on the face thereof and shall be entitled to the same benefits, and be subject to the same obligations, under the Indenture and this Agreement as the Definitive Capital Units evidenced by the Capital Unit Certificate surrendered upon such registration of transfer or exchange.

                  Every Capital Unit Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by MS plc, the Corporation or the Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to MS plc, the Corporation and the Agent, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any transfer or exchange of a Capital Unit, but MS plc, the Corporation and the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Capital Units, other than any exchanges pursuant to Section 306 not involving any transfer.

                  Notwithstanding the foregoing, and subject to Section 2.8 of the Indenture, MS plc (with respect to the Debentures constituting a part of the Capital Units evidenced thereby) and the Corporation (with respect to the Purchase Contracts constituting a part of the Capital Units evidenced thereby) shall not be obligated to execute and deliver to the Trustee or the Agent, and neither the Trustee, under the terms of the Indenture, nor the Agent shall be obligated to authenticate, countersign and execute on behalf of the Holder any Capital Unit Certificate presented or surrendered for registration of transfer or for exchange of the Debentures and Purchase Contracts evidenced thereby or any Capital Unit Certificate to be issued in exchange for interests in Book-Entry Capital Units or to reflect any increase or decrease in a Global Debenture or Global Purchase Contract (i) during the period beginning any time on or after the opening of business 15 days before the day of mailing of a notice of redemption or acceleration of Purchase Contracts and ending at the close of business on the day of the giving of such notice, (ii) that evidences or would evidence Purchase Contracts selected or called for redemption or acceleration or (iii) at any given date, if such date is on or after any date that is after the Purchase Date or the date of redemption, as applicable, with respect to the Purchase Contracts evidenced or to be evidenced by such Capital Unit Certificate, except with respect to any Debentures that remain or will remain Outstanding following such Purchase Date or date of redemption.

Section 306.      Mutilated, Destroyed, Lost and Stolen Capital Unit
                  Certificates.

                  If any mutilated Capital Unit Certificate is surrendered to the Agent, MS plc (with respect to the Debentures constituting a part of the Capital Units evidenced thereby) and the Corporation (with respect to the Purchase Contracts constituting a part of the Capital Units evidenced thereby) shall execute and deliver to the Trustee and the Agent, and the Trustee and the Agent shall authenticate, countersign, execute on behalf of the Holder and deliver, as appropriate, in exchange therefor a new Capital Unit Certificate of like tenor, evidencing the same number of Capital Units and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to MS plc, the Corporation, the Trustee and the Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Capital Unit Certificate and (ii) such security or indemnity as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to MS plc, the Corporation, the Trustee or the Agent that such Capital Unit Certificate has been acquired by a bona fide purchaser, MS plc (with respect to the Debentures constituting a part of the Capital Units evidenced thereby) and the Corporation (with respect to the Purchase Contracts constituting a part of the Capital Units evidenced thereby) shall execute and deliver to the Trustee and the Agent, and the Trustee (in accordance with the provisions of the Indenture) and the Agent shall authenticate, countersign, execute on behalf of the Holder and deliver to the Holder, as appropriate, in lieu of any such destroyed, lost or stolen

Capital Unit Certificate, a new Capital Unit Certificate of like tenor, evidencing the same number of Capital Units and bearing a number not contemporaneously outstanding.

                  Notwithstanding the foregoing, MS plc (with respect to the Debentures constituting a part of the Capital Units evidenced thereby) and the Corporation (with respect to the Purchase Contracts constituting a part of the Capital Units evidenced thereby) shall not be obligated to execute and deliver to the Trustee or the Agent, and neither the Trustee, under the Indenture, nor the Agent shall be obligated to authenticate, countersign and execute on behalf of the Holder, or deliver to the Holder, a new Capital Unit Certificate (i) during the period beginning any time on or after the opening of business 15 days before the day of mailing of a notice of redemption or acceleration of the Purchase Contracts evidenced by such Capital Unit Certificate and ending at the close of business on the day of the giving of such notice, (ii) that evidences Purchase Contracts selected or called for redemption or acceleration or (iii) at any given date, if such date is on or after the Purchase Date or date of redemption, as applicable, with respect to the Purchase Contracts evidenced by such Capital Unit Certificate, except with respect to any Registered Definitive Debentures that remain or will remain Outstanding following such Purchase Date or date of redemption. In lieu of delivery of a new Capital Unit Certificate, upon satisfaction of the applicable conditions specified in clauses (i) and (ii) of the preceding paragraph, the Agent shall deliver or cause to be delivered on the applicable Purchase Date or redemption date (i) in respect of Purchase Contracts constituting a part of the Capital Units evidenced by such Capital Unit Certificate that are selected or called for redemption, the redemption price of such Purchase Contracts or (ii) in respect of Purchase Contracts constituting a part of the Capital Units evidenced by such Capital Unit Certificate with respect to which a Cash Settlement or Debenture Settlement has taken place, (x) the Depositary Shares issuable with respect to such Purchase Contracts (and, in the case of an effective Cash Settlement, the related Registered Definitive Debentures) or (y) if a Termination Event shall have occurred or a Purchase Contract Default has occurred by virtue of the Corporation's having failed to issue the Preferred Stock against tender by the Agent of payment for the Depositary Shares evidencing such Preferred Stock, the payment, if any, received by the Agent from the Holder in respect of the Purchase Price of such Purchase Contracts or in respect of principal with respect to the related Debentures received by the Agent, as the case may be, in each case as provided in Section 405, Section 903 and Article Ten, as applicable.

                  Upon the issuance of any new Capital Unit Certificate under this Section, MS plc, the Corporation and the Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Agent) connected therewith.

                  Every new Capital Unit Certificate executed pursuant to this
Section in lieu of any destroyed, lost or stolen Capital Unit Certificate shall constitute an original additional contractual obligation of MS plc (with respect to the Debentures constituting a part of the Capital Units evidenced thereby) and the Corporation (with respect to the Guarantee and the Purchase Contracts constituting a part of the Capital Units evidenced thereby) and of the

Holder (with respect to the Purchase Contracts constituting a part of the Capital Units evidenced thereby), whether or not the destroyed, lost or stolen Capital Unit Certificate (and the Debentures, the Guarantee and the Purchase Contracts evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Capital Unit Certificates delivered hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Capital Unit Certificates.

 Section 307.     Persons Deemed Owners.

                  Prior to due presentment of a Capital Unit Certificate for registration of transfer, MS plc, the Corporation, the Trustee and the Agent, and any agent of MS plc, the Corporation, the Trustee or the Agent, may treat the Person in whose name the Debentures and Purchase Contracts evidenced by such Capital Unit Certificate are registered and, with respect to the Book-Entry Capital Units, the Book-Entry Unit Depositary, as the owner of the Capital Units evidenced thereby, for the purpose of receiving payments on the Debentures constituting a part of the Capital Units evidenced thereby, payment of any redemption price on the Debentures or Purchase Contracts constituting a part of the Capital Units evidenced thereby, performance of the Purchase Contracts constituting a part of the Capital Units evidenced thereby and for all other purposes whatsoever, whether or not payment with respect to such Debentures or Purchase Contracts shall be overdue and notwithstanding any notice to the contrary, and none of MS plc, the Corporation, the Trustee, the Agent nor any agent of MS plc, the Corporation, the Trustee or the Agent shall be affected by notice to the contrary. Notwithstanding the foregoing, the Book-Entry Unit Depositary shall not be personally liable for any failure to perform a Purchase Contract.

Section 308.      Cancellation.

                  All Capital Unit Certificates surrendered for payment, and all Capital Unit Certificates surrendered for redemption or termination of the Debentures or the Purchase Contracts evidenced thereby, delivery of Depositary Shares or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee or the Agent, be delivered to the Trustee or the Agent, as appropriate, and, if not already cancelled, the Debentures and Purchase Contracts evidenced by such Capital Units shall be promptly cancelled by the Trustee or the Agent, as appropriate; provided, however, that a Holder or any transferee shall be entitled to receive (i) a certificate evidencing the ownership of a Registered Definitive Debenture or (ii) an interest in a Global Debenture, in each case relating to a Closed Purchase Contract for which a Cash Settlement has been effected. MS plc or the Corporation may at any time deliver to the Trustee or the Agent for cancellation any Capital Unit Certificates previously authenticated, countersigned, executed and delivered hereunder and under the Indenture which MS plc or the Corporation may have acquired in any manner whatsoever, and all Capital Unit Certificates so delivered shall, upon Issuer Order of each of MS plc and the Corporation, be promptly cancelled by the Trustee and the Agent. No Capital Unit Certificates shall be authenticated, countersigned and executed in lieu of or in exchange for any Capital Unit Certificates cancelled as provided in this section, except as permitted by this Agreement. All cancelled Capital Unit Certificates held by the Agent shall be disposed of in accordance with its customary procedures and a certificate of their disposition shall be delivered by the Agent to MS plc and the Corporation, unless by Issuer Order either MS plc or the Corporation shall direct that cancelled Capital Unit Certificates be returned to it.

                  If MS plc, the Corporation or any Affiliate of MS plc or the Corporation shall acquire any Capital Unit Certificate, such acquisition shall not operate as a cancellation of such Capital Unit Certificate unless and until such Capital Unit Certificate is delivered to the Trustee or the Agent cancelled or for cancellation.

Section 309.      Capital Units Not Separable.

                  Notwithstanding anything to the contrary contained herein, in the Indenture, the Debentures, the Guarantees or the Purchase Contracts constituting the Capital Units, the Capital Units shall not be separable into their constituent parts, and the rights and obligations of the Holders with respect to the Debentures, the Guarantees and the Purchase Contracts may be acquired, and may be transferred and exchanged, only as Capital Units, and no Holder, or any transferee thereof, shall be entitled to receive a certificate evidencing the ownership of a Debenture, the benefits of the Guarantee or the rights and obligations of the Holder and the Corporation under a Purchase Contract, unless such Debenture, Guarantee and Purchase Contract are evidenced by a Capital Unit Certificate, as provided in this Agreement; provided, however, that a Holder or any transferee thereof shall be entitled to receive (i) a certificate evidencing the ownership of a Registered Definitive Debenture or
(ii) an interest in a Global Debenture, in each case relating to a Closed Purchase Contract for which a Cash Settlement has been effected.

Section 310.      Book-Entry Capital Units.

                  Book-Entry Capital Units shall only be issued by the Book-Entry Unit Depositary as certificateless depositary interests in accordance with Section 1101.

Section 311.      Exchange of Book-Entry Capital Units and Definitive Capital
                  Units.

                  Holders of Book-Entry Capital Units shall receive Definitive Capital Units in exchange for interests in Book-Entry Capital Units if DTC notifies MS plc and the Corporation that it is unwilling or unable to continue as Depositary with respect to the certificateless depositary interests representing Book-Entry Capital Units or if at any time it ceases to be a clearing agency under the Securities Exchange Act of 1934, as amended (the

"Exchange Act"), and a successor Depositary registered as a clearing agency under the Exchange Act is not appointed by MS plc and the Corporation within 90 days.

                  Definitive Capital Units shall be authenticated, countersigned and executed in exchange for interests in Book-Entry Capital Units if (i) the Book-Entry Unit Depositary notifies MS plc, the Corporation and the Agent that it is unwilling or unable to continue as Book-Entry Unit Depositary, and no successor Book-Entry Unit Depositary is appointed within 90 days, (ii) an Event of Default with respect to the Debentures occurs or (iii) at any time MS plc and the Corporation, in their sole discretion, determine that Capital Units shall not be represented by Book-Entry Capital Units.

                  Interests in Book-Entry Capital Units may also be transferred or exchanged for Definitive Capital Units upon the request of the Holder of the Book-Entry Capital Units if the Book-Entry Unit Depositary on behalf of, and based on the instructions of, the Depositary requests the Trustee and the Agent to authenticate, countersign and execute, as the case may be, Capital Unit Certificates representing Definitive Capital Units (such request being referred to herein as an "Optional Definitive Capital Unit Request").

                  Definitive Capital Units exchanged for interests in Book-Entry Capital Units shall be denominated in the amounts and registered in the name of such Person or Persons as the Book-Entry Unit Depositary, on behalf of, and based on the instructions of, the Depositary, shall instruct the Agent and the Trustee.

                  Holders of Definitive Capital Units may transfer or exchange such Definitive Capital Units for interests in Book-Entry Capital Units by depositing the Capital Unit Certificates evidencing such Definitive Capital Units with the Agent and requesting the Agent and the Trustee to effect such exchange. The Book-Entry Unit Depositary and the Agent shall notify the Depositary of any such exchange and, upon delivery to the Agent and the Trustee of the Capital Unit Certificates evidencing the Definitive Capital Units to be so transferred or exchanged, the Book-Entry Unit Depositary shall take all actions required in accordance with Section 1104 with respect to the Global Debenture and the Global Purchase Contract evidencing such Book-Entry Capital Units and Capital Unit Certificates evidencing the remaining Definitive Capital Units, if any, will be issued in accordance with Section 305.

Section 312.      Additional Amounts.

                  Neither MS plc nor the Corporation shall be obligated to pay any Additional Amounts with respect to the Debentures constituting a part of Definitive Capital Units that are delivered pursuant to (i) an Optional Definitive Capital Unit Request or (ii) the request of a Holder upon the original delivery of such Capital Units.

                                  ARTICLE FOUR

                             The Purchase Contracts

Section 401.      Execution and Delivery of Purchase Contracts.

                  Purchase Contracts, whenever issued by the Corporation, may be issued in definitive or global registered form, shall be dated the date of countersignature and execution thereof by the Agent and (a) if a Purchase Contract forms part of a Definitive Capital Unit, shall be printed on the form of the Capital Unit Certificate evidencing such Definitive Capital Unit or (b) if a Purchase Contract forms part of a Book-Entry Capital Unit, shall be represented by a Global Purchase Contract relating to such Book-Entry Capital Unit in the form set forth in Exhibit A hereto. The Purchase Contracts shall be executed on behalf of the Corporation by the Chairman or Vice Chairman of its Board of Directors, its President, General Counsel, Chief Financial Officer, Treasurer, Secretary, Assistant Secretary or any Managing Director, and may, but need not, be attested. The signatures of any of these officers may be manual or facsimile.

                  No Purchase Contract shall be valid until it has been countersigned by the manual signature of the Agent and executed on behalf of the Holder by the manual or facsimile signature of the Agent. Such countersignature by the Agent upon, and execution by the Agent of, any Purchase Contract executed by the Corporation shall be conclusive evidence, and the only evidence, that the Purchase Contract so countersigned and executed has been duly issued and delivered hereunder.

                  In case any officer of the Corporation who shall have signed any of the Purchase Contracts either manually or by facsimile signature shall cease to be such officer before any Purchase Contract so signed shall have been countersigned, executed on behalf of the Holder and delivered by the Agent or, if applicable, before the Debenture that is part of the same Capital Unit shall have been authenticated by the Trustee, such Purchase Contracts nevertheless may be countersigned and delivered as though the person who signed such Purchase Contracts had not ceased to be such officer of the Corporation; and any Purchase Contract may be signed on behalf of the Corporation by such persons as, at the actual date of the execution thereof, shall be the proper officers of the Corporation, although at the date of the execution of this Agreement any such person was not such an officer.

Section 402.      Further Provisions Relating to Issuance of Purchase Contracts.

                  Purchase Contracts relating to the purchase of an aggregate of not more than 134,000 Depositary Shares, may be executed by the Corporation and delivered to the Agent upon the execution of this Agreement or from time to time thereafter in connection with exchanges, substitutions and transfers of Capital Units. Prior to the original issuance of the

Purchase Contracts, the Agent shall have received an Issuer Order of the Corporation directing the countersignature, execution on behalf of the Holder and delivery thereof to or upon the order of the Corporation of the Purchase Contracts to be evidenced by Capital Unit Certificates to be registered in the names of the Holders (with respect to Definitive Capital Units) and a Global Purchase Contract registered in the name of the Book-Entry Unit Depositary (with respect to Book-Entry Capital Units). Subsequent to such original issuance of the Purchase Contracts, the Agent shall, subject to the conditions set forth in this Article and Article Three, countersign and execute on behalf of the Holder Purchase Contracts issued in exchange or substitution for or upon transfer of Capital Unit Certificates evidencing one or more previously countersigned and executed Unsettled Purchase Contracts evidenced by the Capital Unit Certificates to be exchanged, substituted for or transferred.

Section 403.      Purchase of Depositary Shares; Acceleration of Purchase
                  Obligations.

                  (a) Each Unsettled Purchase Contract shall obligate the Holder of the related Capital Unit to purchase, and the Corporation to sell, on the Stated Purchase Date, one Depositary Share, at a price of $1,000.00 per Depositary Share (the "Purchase Price"), unless a Termination Event shall have occurred.

                  (b) Subject to paragraph (c) of this Section, the Corporation may, at its sole option and in its sole discretion, at any time or from time to time on not less than 30 nor more than 60 days' written notice (an "Acceleration Notice") to the Agent and the Holders, in the manner provided in Section 1305 and Section 1306, accelerate the obligations of the Holders of at least 50,000 Unsettled Purchase Contracts to purchase, and of the Corporation to sell, on the next succeeding Interest Payment Date (provided that such Interest Payment Date may not be prior to February 28, 1998), one Depositary Share per Unsettled Purchase Contract subject to such acceleration; provided that no such acceleration with respect to fewer than all Unsettled Purchase Contracts shall result in fewer than 50,000 Unsettled Purchase Contracts remaining Outstanding after such Purchase Date; and provided further that the Corporation shall have the right, in its sole discretion, on or before the 10th day prior to such Interest Payment Date, to rescind any Acceleration Notice by written notice to the Agent and the Holders (whereupon all rights and obligations of the Corporation and the Holders that would have arisen as a result of such Acceleration Notice shall be of no force and effect), without prejudice to the rights of the Corporation, including without limitation its rights to deliver an Acceleration Notice in the future. If fewer than all Unsettled Purchase Contracts are to be accelerated to a particular Accelerated Purchase Date, the Agent shall select from among the Unsettled Purchase Contracts such number thereof as are being accelerated on a pro rata basis, with appropriate adjustment being made to prevent the fractional acceleration of Purchase Contracts, such that Purchase Contracts are accelerated only in whole and not in part.

                  (c) No Accelerated Purchase Date may occur if a Cancellation Event has occurred with respect to such Accelerated Purchase Date, and any Acceleration Notice with respect to such Accelerated Purchase Date shall automatically be deemed rescinded and of no further force and effect, without prejudice to the rights of the Corporation, including without limitation its right to provide an Acceleration Notice at any time or from time to time thereafter. If a Cancellation Event has occurred, prior to the opening of business on an Accelerated Purchase Date, the Corporation shall deliver to the Agent an Officer's Certificate certifying that a Cancellation Event has occurred. In the event that the Agent receives such notice, the Agent shall, as promptly thereafter as is practicable, give notice thereof to the Holders, in the manner provided in Section 1306.

                  (d) Except as expressly provided herein, no Holder shall have the right or obligation to purchase Depositary Shares prior to the Stated Purchase Date or from and after the date on which a Termination Event has occurred.

                  (e) Each Holder of a Capital Unit, by his acceptance thereof, authorizes and directs the Agent to enter into, deliver and perform the Purchase Contracts that are part of such Capital Unit on his behalf, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under the Purchase Contracts evidenced by such Capital Unit, and consents and agrees to the provisions hereof. Each Holder of a Capital Unit, by his acceptance thereof, further covenants and agrees that, to the extent such Holder is deemed to have elected to satisfy its obligations under the Purchase Contracts by effecting a Debenture Settlement as provided in Section 404, and subject to the terms thereof, redemption payments with respect to principal of the Debentures that are part of such Capital Unit shall be applied by the Agent in satisfaction of such Holder's obligations under such Purchase Contract on the applicable Purchase Date.

                  (f) Upon registration of transfer of a Purchase Contract, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to this Article Four) under the terms of this Agreement and such Purchase Contract, and the transferor shall be released from the obligations under the Purchase Contract so transferred.

                  (g) Each Holder of a Capital Unit, by his acceptance thereof, authorizes the Agent to execute the Purchase Contracts evidenced by such Capital Unit on his behalf, authorizes and directs the Agent on his behalf to take such other action, and covenants and agrees to take such other action as may be necessary or appropriate, or as may be required by the Agent, to effect the provisions of this Agreement, the Capital Units and the Purchase Contracts and appoints the Agent as his attorney-in-fact for any and all such purposes.

Section 404.      Payment of Purchase Price.

                  (a) Subject to paragraph (b) of this Section, the Purchase Price for the Depositary Share purchased pursuant to a Purchase Contract shall be payable at the Corporate Trust Office of the Agent:

                  (1) at the option of the Holder of the Capital Unit evidencing such Purchase Contract, after receipt by the Agent of written notice from the Holder or from the Book-Entry Unit Depositary on behalf of the Holder of Book-Entry Capital Units not less than 10 days nor more than 20 days prior to the applicable Purchase Date, by delivery by such Holder or by the Book-Entry Unit Depositary on behalf of the Holder of Book-Entry Capital Units not later than 12:00 Noon New York City time on the Business Day immediately preceding the Purchase Date of the Purchase Price (a "Cash Settlement") to the Agent in immediately available funds payable to or upon the order of the Corporation; or

                  (2) by application of any payment received by the Agent with respect to the principal of the Debenture included in the Capital Unit of which such Purchase Contract constitutes a part, as provided in paragraph (f) of this Section (a "Debenture Settlement").

A Holder who fails to provide notice to the Agent as provided above that it will make a Cash Settlement with respect to the settlement of a Purchase Contract, or a Holder who provides such notice but does not effect a Cash Settlement in accordance with the terms of this Section 404, will be deemed to have elected to have the Purchase Price for the Depositary Share paid pursuant to a Debenture Settlement.

                  (b) Notwithstanding paragraph (a) of this Section, the Corporation shall not be entitled to sell a Depositary Share, or receive any payment of the Purchase Price therefor, if the Corporation fails to issue the Preferred Stock against tender by the Agent of payment therefor.

                  (c) To be effective, payment pursuant to a Cash Settlement must be deposited with the Agent by 12:00 Noon New York City time on the Business Day immediately preceding the Purchase Date and must be made with respect to all (and not fewer than all) of the Purchase Contracts (i) included in the Definitive Capital Units with respect to which a closing is being held that are registered in the name of such Holder in the Purchase Contract Register or (ii) included in the Book-Entry Capital Units with respect to which a closing is being held that are beneficially owned by a single Person, as specified in the records of the direct and indirect participants of the Depositary and as certified in writing by such Person, which certification shall be collected on behalf of such Person by the direct and indirect participants in DTC through which such Person holds interests in the Book-Entry Capital Units and will be provided to the Agent by DTC or any direct participant of DTC, at the time payment pursuant to a Cash Settlement is deposited with the Agent. Any attempted Cash Settlement other than in accordance with this Section 404 shall be deemed to have not been made and any payments made to the Agent by a Holder not complying with this Section 404 shall be returned by the Agent to such Holder.

                  (d) The Corporation shall not be obligated to issue any shares of Preferred Stock with respect to a Purchase Contract or deliver any certificates therefor to the Preferred Stock Depositary unless it shall have received payment in full of the Purchase Price for the Depositary Share to be purchased thereunder in the manner herein set forth.

                  (e) Each Acceleration Notice shall request Holders to provide registration instructions to the Agent with respect to the Depositary Receipts to be delivered in respect of the Depositary Shares. An Acceleration Notice shall also request that any Holder to which Section 362 of the United States Bankruptcy Code applies to so notify the Agent and shall be ineffective with respect to any Holder subject to the automatic stay provisions of the United States Bankruptcy Code. In addition, unless a Termination Event has occurred, the Agent shall request registration instructions from each Holder, by written request mailed to such Holder in accordance with Section 1306, with respect to the Depositary Receipts to be delivered in respect of Depositary Shares no later than the Regular Record Date next preceding the Stated Purchase Date. Upon receipt by the Agent of such registration instructions, the Agent shall deliver such instructions to the Corporation, for delivery to the Preferred Stock Depositary pursuant to the Deposit Agreement. If no registration instructions are received by the Agent by the second Business Day preceding the Purchase Date, the Agent shall cause the Depositary Shares deliverable in respect of the Purchase Contracts to be registered (i) in the case of Definitive Capital Units, in the name of the Holder of such Capital Units as set forth in the Purchase Contract Register or (ii) in the case of Book-Entry Capital Units, in the name of the Depositary.

                  (f) Unless a Cancellation Event with respect to an Accelerated Purchase Date or a Termination Event has occurred, or a Holder of a Capital Unit has effected a Cash Settlement in satisfaction of his obligations under the Purchase Contracts evidenced by such Capital Unit, any payment with respect to principal of a Debenture that is received by the Agent (whether in its capacity as Agent or as Trustee) shall be paid by the Agent to the Corporation in satisfaction of the Holder's obligations under the Global Purchase Contract or Purchase Contracts constituting a part of Definitive Capital Units. Any payment that is received by the Agent (whether in its capacity as Agent or as Trustee) with respect to interest on a Debenture related to a Purchase Contract that has been settled in accordance with this Section 404 shall be distributed to the Holders of Definitive Capital Units upon surrender of the appropriate Capital Unit Certificate or in the case of Book-Entry Capital Units, to the Holder of the Book-Entry Capital Units.

                  (g) Except as described in Section 404(a)(1), all payments to be made by the Holders or by the Agent (whether in its capacity as Agent or Trustee) shall be made in lawful money of the United States of America, by certified check or wire transfer in immediately available funds in accordance with such regulations as the Agent may reasonably establish consistent with the provisions of this Agreement.

                  (h) Any payment deposited by a Holder hereunder with respect to a Purchase Contract shall be held by the Agent in custody for the benefit of the Holder and applied in satisfaction of such Holder's obligations under the Purchase Contract, or released and delivered to the Holder upon the termination of the Purchase Contract or failure of the Corporation to issue the Preferred Stock against tender by the Agent of payment therefor.

 Section 405.     Issuance of Depositary Shares and Depositary Receipts.

                  Upon its receipt of payment in full of the Purchase Price for the Depositary Shares purchased by any Holder pursuant to the foregoing provisions of this Article, and subject to the provisions of Section 406, the Corporation shall then cause to be delivered to the Preferred Stock Depositary a certificate for the validly issued, fully paid and nonassessable shares of Preferred Stock to be evidenced by the Depositary Shares so purchased, registered in the name of the Preferred Stock Depositary in accordance with the Deposit Agreement, together with instructions to the Preferred Stock Depositary to register the Depositary Receipts issuable by the Preferred Stock Depositary in the names of the Holders or such Holders' designees provided by the Holders to the Agent and delivered to the Corporation by the Agent pursuant to Section
404. Upon the issuance of the Depositary Receipts evidencing such Depositary Shares, registered as requested, the Agent shall then cause to be delivered such Depositary Shares to such Holder or its designee; provided that in the case of the settlement of a Purchase Contract constituting part of a Definitive Capital Unit, such delivery shall be made only upon delivery to the Agent of the related Capital Unit Certificate. The certificate evidencing such shares of Preferred Stock shall be deemed to have been issued and the Preferred Stock Depositary shall be deemed to have become a holder of record of such Preferred Stock as of the close of business on the day on which payment in full under the Purchase Contracts shall have been tendered to the Corporation by the Agent.

                  In the case of Definitive Capital Units, so long as the Agent has not received a Capital Unit Certificate relating to such Depositary Shares as required by the preceding paragraph, the Agent shall not deliver such Depositary Shares to the Holder of such Capital Unit. Upon receipt of any Capital Unit Certificate, the Agent shall cancel such Capital Unit Certificate in accordance with Section 308 as a result of such issuance of Depositary Receipts. If any Debentures and related Guarantees relating to Closed Purchase Contracts constituting a part of Capital Units remain Outstanding, MS plc shall execute and the Trustee shall authenticate and deliver (i) in the case of Definitive Capital Units, to the Holder thereof, in accordance with the terms of the Indenture, a new certificate or certificates representing solely the principal amount of Debentures still Outstanding and the related Guarantee or (ii) in the case of Book-Entry Capital Units, if a Global Debenture not constituting part of a Book-Entry Capital Unit has not previously been issued by MS plc to the Book-Entry Unit Depositary, a second Global Debenture representing Debentures still Outstanding that are not part of Capital Units. If a second Global Debenture referred to in clause (ii) of the immediately preceding sentence has already been issued to the Book-Entry Unit Depositary, the Book-Entry Unit Depositary shall note thereon an appropriate increase in the number of Debentures represented by such Global Debenture.

                  Notwithstanding the foregoing provisions of this Section to the contrary, the Corporation shall not be required to deliver to the Preferred Stock Depositary certificates for fractional shares of Preferred Stock.

Section 406.      Merger, Consolidation and Sales of Assets.

                  In the case of any consolidation of the Corporation with, or merger of the Corporation with or into, any other Person, any merger of another Person into the Corporation (other than a consolidation or merger that would not result in any change in the terms of the Preferred Stock, if the Preferred Stock were then outstanding) or any sale, transfer or lease of all or substantially all of the assets of the Corporation, the Person formed by such consolidation or resulting from such merger or that acquires such assets, as the case may be, shall (unless the Corporation's rights and obligations under the Purchase Contracts have been terminated) execute and deliver to the Agent an amendment of this Agreement providing that the Holder of each Capital Unit then Outstanding shall have the right and obligation on the Purchase Date to purchase the number of shares, property or other assets which a holder of the number of shares of Preferred Stock to which a Purchase Contract related was entitled to receive in connection with such consolidation, merger, sale, transfer or lease.

Section 407.      Charges and Taxes.

                  The Corporation will pay all taxes attributable to the initial issuance and delivery of the shares of Preferred Stock, the Depositary Shares and the Depositary

Receipts; provided, however, that the Corporation shall not be required to pay any tax or taxes that may be payable with respect to any exchange of or substitution for a Capital Unit Certificate or any issuance of a Depositary Share in a name other than that of the registered Holder of a Purchase Contract and the Corporation shall not be required to issue or deliver such share certificates, Capital Unit Certificates or such Purchase Contracts unless or until the person or persons requesting the transfer or issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Agent shall be under no obligation to pay any such tax.

Section 408.      Termination of Purchase Contracts.

                  The Purchase Contracts and the obligations and rights of the Corporation and the Holders thereunder shall terminate if a Termination Event occurs.

                                  ARTICLE FIVE

                                    Remedies

Section 501.      Limitation on Proceedings by Holders.

                  No Holder of any Capital Unit shall have any right by virtue of or by availing itself of any provision of this Agreement to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Agreement, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given written notice to the Agent, MS plc and the Corporation of Default and of the continuance thereof and, (i) in the case of an Event of Default under the Debentures or the Indenture, the procedures (including notice to the Trustee, MS plc and the Corporation) described in Article Five of the Indenture have been complied with and (ii) in the case of a Purchase Contract Default specified in clause (ii) of the definition thereof, unless the Holders of not less than 25% of the Capital Units then Outstanding shall have made written request upon the Agent to institute such action or proceedings in its own name as Agent hereunder and shall have offered to the Agent such reasonable indemnity as it may require pursuant to Article Six, and the Agent for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute such action or proceedings and no direction inconsistent with such request shall have been given to the Agent in writing by holders of a majority of the Outstanding Capital Units, any Holder of a Capital Unit may then (but only then) seek to enforce the performance of the covenant or agreement with respect to which such Purchase Contract Default exists; it being intended and expressly covenanted by the

Holder of each Capital Unit with every other Holder and the Agent that no Holder shall have any right by virtue of or by availing itself of any provision of this Agreement to affect, disturb or prejudice the rights of any other Holder, or to obtain or seek to obtain priority over or preference to any other Holder, or to enforce any right under this Agreement, except in accordance with this Section or the Indenture and for the equal, ratable and common benefit of all Holders. For the protection and enforcement of the provisions of this Section, each and every Holder of a Capital Unit and the Agent shall be entitled to such relief as can be given either at law or in equity.

Section 502.      Restoration of Rights and Remedies.

                  If any Holder of Capital Units has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, MS plc, the Corporation, the Agent, the Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of MS plc, the Corporation, the Agent, the Trustee and such Holder shall continue as though no such proceeding had been instituted.

Section 503.      Rights and Remedies Cumulative.

                  Subject to Section 501, and except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen
(i) Capital Unit Certificates in the last paragraph of Section 306 and (ii) Global Debentures and Global Purchase Contracts in the last paragraph of Section 1106, no right or remedy herein conferred upon or reserved to the Holders of Capital Units is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 504.      Delay or Omission Not Waiver.

                  No delay or omission of any Holder to exercise any right or remedy accruing upon any Default shall impair any such right or remedy or constitute a waiver of any such Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

Section 505.      Waiver of Past Defaults.

                  The Holders of not less than a majority of the Outstanding Capital Units may on behalf of the Holders of all of the Capital Units waive any past Purchase Contract Default hereunder and its consequences, except, unless theretofore cured, a Purchase Contract Default resulting from the failure of the Corporation to issue and deliver the Preferred Stock against tender of payment therefor or a Purchase Contract Default with respect to a covenant or provision hereof which under Article Seven cannot be modified or amended without approval of the Holder of each Outstanding Capital Unit affected. In the case of any such waiver, the Holders, the Agent, the Book-Entry Unit Depositary, MS plc and the Corporation shall be restored to their former positions and rights hereunder, respectively.

                  Upon any such waiver, such Purchase Contract Default shall cease to exist, for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other Purchase Contract Default or impair any right consequent thereon unless so expressly therein provided.

Section 506.      Undertaking for Costs.

                  All parties to this Agreement agree, and each Holder of any Capital Unit by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against either of the Agent or Book-Entry Unit Depositary for any action taken, suffered or omitted by it as Agent or Book-Entry Unit Depositary, as applicable, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Agent or the Book-Entry Unit Depositary, to any suit instituted by any Holder of Capital Units, or group of Holders, holding in the aggregate more than 10% of the Outstanding Capital Units, or to any suit instituted by any Holder for enforcement of the right to purchase Depositary Shares under the Purchase Contracts constituting a part of the Capital Units held by such Holder.

Section 507.      Waiver of Stay or Extension Laws.

                  Each of MS plc and the Corporation covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement; and MS plc and the Corporation (to the extent that it may lawfully do so) each hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Agent, the Book-Entry Unit Depositary, or the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 508.      Agent May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy or other judicial proceeding relating to MS plc or the Corporation or the property of MS plc or the Corporation or its creditors, the Agent shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (1) to file and prove a claim and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Agent, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

                  (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator or other similar official in any such proceeding is hereby authorized by each Holder to make such payments to the Agent, and in the event that the Agent shall consent to the making of such payments directly to the Holders, to pay to such Holder any amount due to it hereunder.

 Section 509.     Suits for Enforcement.

                  In case a Purchase Contract Default has occurred, has not been waived and is continuing, and subject to receipt by the Agent of the request referred to in Section 501 or the direction referred to in Section 510 and the security or indemnity referred to in Section 603(f), the Agent shall have the right to enforce, on behalf of the Holders, the Purchase Contracts and the covenants and agreements of the Corporation contained in the Purchase Contracts and in this Agreement with respect to the Purchase Contracts and to proceed to protect and enforce such rights by appropriate judicial proceedings to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any such covenant or agreement contained in this Agreement or in the Purchase Contracts or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right vested in the Agent by this Agreement or by law.

Section 510.      Control by Holders.

                  The Holders of a majority of Outstanding Capital Units shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Agent, or exercising any power conferred on the Agent with respect to the Purchase Contracts by this Agreement; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Agreement and provided further that (subject to the provisions of Section 601) the Agent shall have the right to decline to follow any such direction if the Agent, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Agent in good faith by its board of directors or the executive committee, shall determine that the action or proceedings so directed could involve the Agent in personal liability or if the Agent in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of Capital Units not joining in the giving of said direction, it being understood that (subject to Section 601) the Agent shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

                  Nothing in this Agreement shall impair the right of the Agent in its discretion (but subject to Section 509) to take any action deemed proper by the Agent and which is not inconsistent with such direction or directions by Holders.

                                   ARTICLE SIX

                                    The Agent

Section 601.      Certain Duties and Responsibilities.

                  (a) The Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.

                  (b) No provision of this Agreement shall be construed to
            relieve the Agent from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                  (1) the duties and obligations of the Agent with respect to the Capital Units shall be determined solely by the express provisions of this Agreement and the

            Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Agent; and

                  (2) in the absence of bad faith on its part, the Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Agent and conforming to the requirements of this Agreement, but in the case of any such statements, certificates or opinions that by any provision hereof are specifically required to be furnished to the Agent, the Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

                  (c) The Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Agent, unless it shall be proved that the Agent was negligent in ascertaining the pertinent facts.

                  (d) The Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in number of Outstanding Capital Units relating to the time, method and place of conducting any proceeding for any remedy available to the Agent, or exercising any power conferred upon the Agent, under this Agreement.

                  (e) No provision of this Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (f) Whether or not therein expressly so provided, every
            provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Agent shall be subject to the provisions of this Section.

                  (g) The Agent is acting solely as agent for MS plc and the
            Corporation hereunder and owes no fiduciary duties to any person by virtue of this Agreement.



Section 602.      Notice of Default.

                  Within 90 days after the occurrence of any Purchase Contract Default of which a Responsible Officer of the Agent assigned to its Corporate Trustee Administration Department has actual knowledge, and except with respect to a Purchase Contract Default under the Purchase Contracts existing on the Purchase Date, in which event, as promptly as practicable thereafter, the Agent shall transmit by mail to all Holders of Capital Units, in the manner provided in Section 1306, notice of such Purchase Contract Default hereunder, unless such Purchase Contract Default shall have been cured or waived.

Section 603.      Certain Rights of Agent.

                  Subject to the provisions of Section 601:

                  (a) the Agent may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of MS plc or the
            Corporation mentioned herein shall be sufficiently evidenced by an Officer's Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of MS plc or the Corporation, as the case may be, may be sufficiently evidenced by a Board Resolution;

                  (c) the Agent may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

                  (d) the Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document, but the Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the issuance of the Debentures and the Guarantee and the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Agent shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of MS plc and the Corporation, at reasonable times during normal business hours, personally or by agent or attorney;

                  (e) the Agent may execute any of the powers hereunder or
            perform any duties hereunder either directly or by or through agents or attorneys and the Agent shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;

                  (f) the Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request, order or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Agent reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

                  (g) the Agent shall not be liable for any action taken or
            omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement; and

                  (h) the Agent shall not be charged with notice or knowledge of a Cancellation Condition or a Purchase Contract Default unless a Responsible Officer of the Agent assigned to its Corporate Trustee Administration Department shall have actual knowledge thereof.

Section 604.      Not Responsible for Recitals or Issuance of Capital Units.

                  The recitals contained herein, in the Indenture and in the Capital Units, except the Trustee's and Agent's certificates of authentication, shall be taken as the statements of MS plc or the Corporation, as the case may be, and neither the Agent nor any Authenticating Agent assumes any responsibility for their correctness. The Agent makes no representations as to the validity or sufficiency of this Agreement or of the Capital Units. Neither the Agent nor any Authenticating Agent shall be accountable for the use or application by MS plc or the Corporation of the proceeds with respect to Capital Units or be responsible for exercising any remedy hereunder on behalf of the Holders, except as expressly provided in this Agreement.

Section 605.      May Hold Capital Units.

                  The Agent, the Trustee, any Authenticating Agent, any Purchase Contract Registrar or any other agent of MS plc, the Corporation, the Trustee or the Agent, in its individual or any other capacity, may become the owner or pledgee of Capital Units and may otherwise deal with MS plc and the Corporation and receive, collect, hold and retain collections from MS plc and the Corporation with the same rights it would have if it were not Authenticating Agent, Purchase Contract Registrar or such other agent, the Trustee or the Agent.

Section 606.      Money Held in Trust.

                  Money held by the Agent in trust hereunder need not be segregated from other funds held by the Agent, except to the extent required by law. The Agent shall be under no obligation to invest or pay interest on any money received by it hereunder, except as otherwise agreed with MS plc and the Corporation. Any interest accrued on funds deposited with the Agent or any Paying Agent under this Agreement shall be paid to MS plc and the Corporation from time to time and the Holders of Capital Units (whether or not any Purchase Contracts are to be redeemed with such funds) shall have no claim to any such interest.

Section 607.      Compensation and Reimbursement.

                  MS plc and the Corporation agree:

                  (a) to pay to the Agent from time to time reasonable
            compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law with regard to the compensation of a trustee of an express trust),

                  (b) except as otherwise expressly provided herein, to
            reimburse the Agent and any predecessor Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Agent in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify the Agent and any predecessor Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Agreement and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The obligations of MS plc and the Corporation under this Section to compensate and indemnify the Agent and any predecessor Agent and to pay or reimburse the Agent and any predecessor Agent for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Agreement. Such additional indebtedness shall be a senior claim to that of the Capital Units upon all property and funds held or collected by the Agent as such, except funds held in trust for the benefit of the Holders of Capital Units, and the Capital Units are hereby subordinated to such senior claim.

Section 608.      Corporate Agent Required; Eligibility.

                  There shall at all times be an Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, having, together with its parent, a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal, State or District of Columbia authority and willing to act on reasonable terms. Such corporation shall have its principal place of business in the Borough of Manhattan, The City of New York, if there be such a corporation in such location willing to act upon reasonable and customary terms and conditions. If such corporation, or its parent, publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Agent hereunder shall at all times be the Book-Entry Unit Depositary hereunder and the Trustee under the Indenture, subject to receipt of an Opinion of Counsel that the same Person is precluded by law from acting in such capacities. If at any time the Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 609.      Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Agent and no appointment of a successor Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Agent in accordance with the applicable requirements of Section 610.

                  (b) The Agent may resign by giving written notice thereof to
            MS plc and the Corporation and the Holders, in accordance with
            Section 1305 and Section 1306, 60 days prior to the effective date of such resignation. The Agent may be removed at any time upon 60 days' notice by the filing with it of an instrument in writing signed on behalf of MS plc and the Corporation and specifying such removal and the date when it is intended to become effective. If the instrument of acceptance by a successor Agent required by Section 610 shall not have been delivered to the Agent within 30 days after the giving of such notice of resignation, the resigning Agent may petition any court of competent jurisdiction for the appointment of a successor Agent.

                  (c) If at any time

                  (1) the Agent shall cease to be eligible under Section 608, or shall cease to be eligible as Book-Entry Unit Depositary hereunder or as Trustee under the Indenture, and shall fail to resign after written request therefor by MS plc, the Corporation or by any Holder, or

                  (2) the Agent shall become incapable of acting with respect to the Capital Units or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Agent or of its property shall be appointed or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,
            (i) MS plc or the Corporation, by Board Resolution, may remove the Agent and appoint a successor Agent, or (ii) any Holder who has been a bona fide Holder of a Capital Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor Agent or Agents. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Agent and appoint a successor Agent.

                  (d) If the Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Agent for any cause, with respect to the Capital Units, MS plc and the Corporation, by Board Resolution, shall promptly appoint a successor Agent or Agents (other than the Corporation or MS plc) and shall comply with the applicable requirements of Section 610. If no successor Agent shall have been so appointed by MS plc and the Corporation and accepted appointment in the manner required by
            Section 610, any Holder who has been a bona fide Holder of a Capital Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Agent.

                  (e) MS plc and the Corporation shall give, or shall cause such successor Agent to give, notice of each resignation and each removal of the Agent and each appointment of a successor Agent to all Holders of Capital Units in accordance with Section 1306. Each notice shall include the name of the successor Agent and the address of its Corporate Trust Office.

Section 610.      Acceptance of Appointment by Successor.

                  (a) In case of the appointment hereunder of a successor Agent, every such successor Agent so appointed shall execute, acknowledge and deliver to MS plc and the Corporation and to the retiring Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Agent, with like effect as if originally named as Agent hereunder; but, on the request of MS plc, the Corporation or the successor Agent, such retiring Agent shall, upon payment of all amounts due and payable to it pursuant to
            Section 607, execute and deliver an instrument transferring to such successor Agent all the rights and powers of the retiring Agent and shall duly assign, transfer and deliver to such successor Agent all property and money held by such retiring Agent hereunder. Any retiring Agent shall, nonetheless, retain a prior claim upon all property or funds held or collected by such Agent to secure any amounts then due it pursuant to Section 607.

                  (b) Upon request of any such successor Agent, MS plc and the
            Corporation shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Agent all such rights, powers and agencies referred to in paragraph (a) of this Section.

                  (c) No successor Agent shall accept its appointment unless at the time of such acceptance such successor Agent shall be eligible under this Article.

                  (d) Upon acceptance of appointment by any successor Agent as provided in this Section, MS plc and the Corporation shall give notice thereof to the Holders of Capital Units in accordance with
            Section 1306. If the acceptance of appointment is substantially contemporaneous with the resignation of the Agent, then the notice called for by the preceding sentence may be combined with the notice called for by Section 609. If MS plc and the Corporation fail to give such notice within ten days after acceptance of appointment by the successor Agent, the successor Agent shall cause such notice to be given at the expense of MS plc and the Corporation.

Section 611.      Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any corporation succeeding to all or substantially all the agency business of the Agent, shall be the successor of the Agent hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation shall be otherwise eligible under this

Article. In case any Capital Unit Certificates shall have been countersigned and executed, but not delivered, by the Agent then in office, any successor by merger, conversion or consolidation to such Agent may adopt such countersignature and execution and deliver the Capital Unit Certificates so countersigned and executed with the same effect as if such successor Agent had itself countersigned and executed such Capital Units.

Section 612.      Appointment of Authenticating Agent.

                  At any time when any of the Capital Units remain Outstanding the Agent may, by an instrument in writing, appoint an Authenticating Agent or Agents with respect to the Purchase Contracts that may be authorized to act on behalf of the Agent to countersign, execute and deliver the Purchase Contracts issued upon exchange, registration of transfer or pursuant to Section 306 and Purchase Contracts so countersigned, executed and delivered shall be entitled to the benefits of this Agreement and shall be valid and obligatory for all purposes as if countersigned by the Agent hereunder. Wherever reference is made in this Agreement to the countersignature, execution and delivery of Purchase Contracts by the Agent or the Agent's countersignature, such references shall be deemed to include countersignature, execution and delivery on behalf of the Agent by an Authenticating Agent and a countersignature and execution executed on behalf of the Agent by an Authenticating Agent. Each Authenticating Agent shall be acceptable to MS plc and the Corporation and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, subject to supervision or examination by Federal or State or District of Columbia authority and having, together with its parent, a combined capital and surplus of not less than $50,000,000. If such Authenticating Agent, or its parent, publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the agency business of an Authenticating Agent, shall continue to be an Authenticating Agent, without the execution or filing of any paper or any further act on the part of the Agent or the Authenticating Agent, provided that such corporation shall be otherwise eligible under this Section.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Agent and to MS plc and the Corporation. The Agent may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to MS plc and the Corporation. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Agent may appoint a successor Authenticating Agent which shall be acceptable to MS plc and the Corporation and shall provide written notice of such appointment to all Holders of Capital Units in the manner and to the extent provided in Section 1306. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section. No Authenticating Agent shall have any responsibility or liability for any action taken by it as such at the direction of the Agent.

                  The provisions of Sections 307, 604 and 605 shall be applicable to each Authenticating Agent.

                  Pursuant to each appointment made under this Section, the Capital Unit Certificates covered by such appointment may have endorsed thereon, in addition to the form of Agent's countersignature and execution of the Purchase Contracts evidenced thereby, an alternative countersignature and execution in the following forms:

                                         THE CHASE MANHATTAN BANK, as Agent,
                                              as attorney-in-fact of the
                                              Holder hereof


                                         By [NAME OF AUTHENTICATING AGENT],
                                              as Authenticating Agent


                                         By
                                           --------------------------------
                                              [Authorized Officer]


                                         Countersigned:

                                         THE CHASE MANHATTAN BANK,
                                                as Agent

                                           By [NAME OF AUTHENTICATING AGENT],
                                                as Authenticating Agent


                                           By
                                             ------------------------------
                                                [Authorized Officer]


Section 613. MS plc and the Corporation to Furnish Agent Names and Addresses of Holders.

                  MS plc and the Corporation will furnish or cause to be furnished to the Agent

                  (a) not later than 15 days after each Regular Record Date in each year, a list, in such form as the Agent may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                  (b) at such other times as the Agent may request in writing, within 30 days after the receipt by MS plc and the Corporation of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided that no such list need be furnished if the Agent shall be the Purchase Contract Registrar and the registrar under the Indenture.

Section 614.      Preservation of Information; Communications to Holders.

                  (a) The Agent shall preserve, in as current a form as is
            reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Agent as provided in
            Section 613 and the names and addresses of Holders received by the Agent in its capacity as Purchase Contract Registrar and the registrar under the Indenture. The Agent may destroy any list furnished to it as provided in Section 613 upon receipt of a new list so furnished.

                  (b) If three or more Holders (herein referred to as
            "applicants") apply in writing to the Agent, and furnish to the Agent reasonable proof that each such applicant has owned a Capital Unit for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Capital Units and is accompanied by a copy of the form of proxy or other communication that such applicants propose to transmit, then the Agent shall, within five Business Days after the receipt of such application, at its election either (i) afford such applicants access to the information preserved at the time by the Agent in accordance with Section 614(a) or (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Agent, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

                  If the Agent shall elect not to afford such applicants access to such information, the Agent shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Agent, a copy of the form of proxy or other communication that is specified in such application, with reasonable promptness after a tender to the Agent of the material to be mailed and of payment, or provision for payment, of the reasonable expenses of mailing, unless within five days after such tender, the Agent shall mail to such applicants a written statement to the effect that in the opinion of the Agent, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Thereafter, the Agent shall be relieved of any obligation or duty to such applicants with respect to their application.

                  (c) Every Holder of Capital Units, by his acceptance thereof, agrees with MS plc, the Corporation and the Agent that none of MS plc, the Corporation, the Agent nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 614(b), regardless of the source from which such information was derived, and that the Agent shall not be held accountable by reason of mailing any material pursuant to a request made under Section 614(b).

Section 615.      No Obligation of Holder.

                  Except to the extent otherwise provided in this Agreement, the Agent assumes no obligations and shall not be subject to any liability under this Agreement or any Purchase Contract with respect to the obligations of the Holder of a Capital Unit thereunder. Each of MS plc and the Corporation agrees, and each Holder of a Capital Unit Certificate, by his acceptance thereof, shall be deemed to have agreed, that the Agent's execution of the Purchase Contracts evidenced by the Capital Unit Certificates shall be solely as agent and attorney-in-fact for the Holders, and that the Agent shall have no obligation to perform such Purchase Contracts on behalf of the Holders, except to the extent provided in this Article.

Section 616.      Tax Compliance.

                  (a) The Agent, on its own behalf and on behalf of MS plc and the Corporation, will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable U.K. and or United States, federal and New York State tax laws, regulations or administrative practice with respect to (i) the Debentures or the Purchase Contracts or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Debentures or the Purchase Contracts. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent. MS plc and the Corporation will provide to the Agent such information as it may reasonably request in order to comply with this Section.

                  (b) The Agent shall comply with any direction received from MS plc or the Corporation with respect to the application of such requirements to particular payments or holders or in other particular circumstances, and may for purposes of this Agreement rely on any such direction in accordance with the provisions of
            Section 601(b)(2) hereof.

                  (c) The Agent shall maintain all appropriate records
            documenting compliance with such requirements, and shall make such records available on request at reasonable times during normal business hours to MS plc and the Corporation or to their authorized representatives duly authorized in writing.

                  (d) The portion of the purchase price of the Capital Units allocable to the Debentures shall equal the amount payable at maturity of the Debenture. MS plc and the Holders agree not to file any tax returns, or take a position with any tax authority, that is inconsistent with such allocation or that is inconsistent with the characterization of the Debentures as debt.

                                  ARTICLE SEVEN

                             Supplemental Agreements

Section 701.      Supplemental Agreements Affecting Purchase
                  Contracts Without Consent of Holders.

                  Without the consent of any Holders, MS plc and the Corporation, each when authorized by a Board Resolution or Officer's Certificate, and the Agent and the Book-Entry Unit Depositary, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Agent and the Book-Entry Unit Depositary, for any of the following purposes:

                  (1) to evidence the succession of another Person to the
            Corporation or MS plc and the assumption by any such successor of the covenants of the Corporation or MS plc herein, in the case of the Corporation, with respect to and affecting the Purchase Contracts and in the Purchase Contracts, and in the case of MS plc and the Corporation, with respect to the covenants and conditions of this Agreement to be performed by MS plc or the Corporation; or

                  (2) to evidence and provide for the acceptance of appointment hereunder by a successor Agent or Book-Entry Unit Depositary, as applicable, with respect to the Capital Units; or

                  (3) to add to the covenants of MS plc, the Corporation, the
            Agent or the Book-Entry Unit Depositary such further covenants, restrictions, conditions or provisions as MS plc, the Corporation, the Agent and the Book-Entry Unit Depositary shall consider to be for the protection of the Holders, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions of the Corporation a Purchase Contract Default permitting the enforcement of all or any of the several remedies provided in this Agreement as herein set forth; provided that in respect of any such additional covenant, restriction, condition or provision such supplemental agreement may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such a Purchase Contract Default or may limit the remedies available to the Holders upon such a Purchase Contract Default or may limit the right of the Holders to waive such Purchase Default; or

                  (4) to comply with the Securities Act of 1933, as amended, the
            Exchange Act or the Investment Company Act as of 1940, as amended;
            or

                  (5) to cure any ambiguity, to correct or supplement any
            provision herein with respect to and affecting the Purchase Contracts that may be inconsistent with any other provision herein, or to modify, alter, amend or supplement any other provisions with respect to matters or questions arising under this Agreement with respect to and affecting the Purchase Contracts; provided that such action shall not adversely affect the interests of the Holders in any material respect.

Section 702.      Supplemental Agreements Affecting
                  Purchase Contracts with Consent of Holders.

                  With the consent of the Holders of not less than a majority of the Outstanding Capital Units, by Act of said Holders delivered to the Corporation and the Agent, the Corporation and MS plc, each when authorized by a Board Resolution or Officer's Certificate, and the Agent and the Book-Entry Unit Depositary may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Purchase Contracts or this Agreement with respect to the Purchase Contracts or the rights of the Holders of Capital Units with respect to the Purchase Contracts; provided, however, that no such supplemental agreement shall, without the consent of the Holder of each Outstanding Capital Unit affected thereby,

                  (1) impair the right to institute suit for the enforcement of any Purchase Contract, or

                  (2) reduce the percentage of the Outstanding Capital Units, the consent of whose Holders is required for any modification or amendment of the provisions of this Agreement relating to the Purchase Contracts or for any waiver of any Purchase Contract Defaults hereunder and their consequences provided for in this Agreement relating to the Purchase Contracts, or

                  (3) modify or affect (in any manner materially adverse to the
            Holders) the Holders' rights and obligations under the Purchase Contracts, or

                  (4) modify or affect (in any manner materially adverse to the holders) the terms of the Preferred Stock or the Depositary Shares (determined as if the Preferred Stock and Depositary Shares were outstanding);


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                                       46

provided that the Holders of not less than 66-2/3% of the Capital Units Outstanding at the time of an issuance of shares of a class of stock that ranks prior to the Preferred Stock as to dividends or upon liquidation may consent to such an issuance, and such issuance, if so consented to, will not result in a Cancellation Condition and will not affect the rights of Holders under the Purchase Contracts.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

Section 703.      Execution of Supplemental Agreements.

                  In executing, or accepting the additional agencies or duties created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies or duties created by this Agreement, each of the Agent and the Book-Entry Unit Depositary shall be entitled to receive and (subject to Sections 601 and 1201, respectively) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement. Each of the Agent and the Book-Entry Unit Depositary may, but shall not be obligated to, enter into any such supplemental agreement that affects the Agent's or the Book-Entry Unit Depositary's respective rights, duties or immunities under this Agreement or otherwise.

Section 704.      Effect of Supplemental Agreements.

                  Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Capital Unit Certificates, or Book-Entry Capital Units represented by Global Debentures and Global Purchase Contracts, theretofore or thereafter authenticated, countersigned, executed and delivered hereunder and under the Indenture shall be bound thereby.

Section 705.      Reference to Supplemental Agreements.

                  Capital Unit Certificates, Debentures and Purchase Contracts authenticated, countersigned, executed and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Agent, bear a notation in form approved by the Agent as to any matter provided for in such supplemental agreement. If MS plc or the Corporation shall so determine, new Capital Unit Certificates, Debentures and Purchase Contracts so modified as to conform, in the opinion of the Agent, MS plc and the Corporation, to any such supplemental agreement may be prepared and executed by


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                                       47

MS plc and the Corporation and authenticated, executed, countersigned and delivered by the Trustee and the Agent, as applicable, in exchange for Outstanding Capital Unit Certificates, Debentures and Purchase Contracts.

                                  ARTICLE EIGHT

                    Consolidation, Merger, Sale or Conveyance

Section 801.      Covenant Not to Merge, Consolidate,
                  Sell or Convey Property Except Under Certain Conditions.

                  Each of MS plc and the Corporation covenants that it will not merge or consolidate with any other corporation or sell, convey or lease all or substantially all of its assets to any Person, firm or corporation, except that MS plc or the Corporation may merge or consolidate with, or sell, convey or lease all or substantially all of its assets to, any other corporation, provided that (i) either MS plc or the Corporation, as the case may be, shall be the continuing corporation, or the successor corporation (if other than MS plc or the Corporation, as the case may be) shall be a corporation organized and existing under the laws of the United States of America or a state thereof or the District of Columbia (with respect to the Corporation) or England and Wales (with respect to MS plc) and such corporation shall (a) in the case of the Corporation, execute and deliver to the Agent an amendment to this Agreement with respect to the Purchase Contracts, as provided in Section 406 hereof, and
(b) in the case of both MS plc and the Corporation, assume the due and punctual performance and observance of all of the covenants and conditions of this Agreement to be performed by MS plc or the Corporation, as the case may be, by supplemental agreement in form satisfactory to the Agent and the Book-Entry Unit Depositary, executed and delivered to the Agent and the Book-Entry Unit Depositary by such corporation, and (ii) none of MS plc, the Corporation or such successor corporation, as the case may be, immediately after such merger or consolidation, or such sale or conveyance, shall be in default in the performance of any such covenant or condition.

Section 802.      Rights and Duties of Successor Corporation.

                  In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for MS plc or the Corporation, as the case may be, with the same effect as if it had been named herein as MS plc or the Corporation, as the case may be. Such successor corporation thereupon may cause to be signed, and may issue (subject to the provisions of the Indenture) either in its own name or in the name of Morgan Stanley Finance plc (in the case of MS plc) or Morgan Stanley Group Inc. (in the case of


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                                       48

the Corporation) any or all of the Capital Unit Certificates, Debentures and Purchase Contracts issuable hereunder which theretofore shall not have been signed by MS plc (with respect to the Debentures constituting part of such Capital Units) or the Corporation (with respect to the Purchase Contracts constituting part of such Capital Units), as the case may be, and delivered to the Agent or the Book-Entry Unit Depositary; and, upon the order of such successor corporation, instead of MS plc or the Corporation, as the case may be, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Trustee and the Agent shall authenticate, countersign, execute and deliver, as applicable, any Capital Unit Certificates, Debentures and Purchase Contracts that previously shall have been signed and delivered by the officers of MS plc (with respect to the Debentures constituting part of such Capital Units) or the Corporation (with respect to Purchase Contracts constituting part of such Capital Units), as the case may be, to the Trustee and the Agent for authentication, execution and countersignature, and any Capital Unit Certificate, Debenture and Purchase Contract evidencing Capital Units which such successor corporation thereafter shall cause to be signed and delivered to the Trustee and the Agent for such purpose. All the Purchase Contracts so issued shall in all respects have the same legal rank and benefit under this Agreement as the Purchase Contracts theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Purchase Contracts had been issued at the date of the execution hereof.

                  In case of any such consolidation, merger, sale or conveyance such change in phraseology and form (but not in substance) may be made in the Capital Unit Certificates and Purchase Contracts thereafter to be issued as may be appropriate.

Section 803.      Opinion of Counsel to Agent
                  and the Book-Entry Unit Depositary.

                  The Agent and the Book-Entry Unit Depositary, subject to Sections 601 and 603 and Sections 1201 and 1203, respectively, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article.


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                                       49

                                  ARTICLE NINE

                                    Covenants

Section 901.      Performance Under Purchase Contracts.

                  The Corporation covenants and agrees for the benefit of the Holders of the Capital Units that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

Section 902.      Maintenance of Office or Agency.

                  MS plc and the Corporation will maintain in the Borough of Manhattan, The City of New York, an office or agency where Capital Unit Certificates may be presented or surrendered for payment or acquisition of Depositary Shares, where Capital Unit Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon MS plc and the Corporation in respect of the Capital Units and this Agreement may be served; provided, however, that with respect to Book-Entry Capital Units, MS plc or the Corporation will maintain in the place of payment of the Global Debenture constituting a part of such Book-Entry Capital Units an office or agency where such Global Debenture may be presented or surrendered for payment, in accordance with the provisions of the Indenture. MS plc and the Corporation hereby initially appoint the Agent its office or agency in the Borough of Manhattan, The City of New York for each of said purposes. MS plc and the Corporation will give prompt written notice to the Agent of the location, and any change in the location, of such office or agency. If at any time MS plc or the Corporation shall fail to maintain any such required office or agency or shall fail to furnish the Agent with the name and address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Agent, and MS plc and the Corporation hereby appoint the Agent as its agent to receive all such presentations, surrenders, notices and demands.

                  MS plc and the Corporation may also from time to time designate one or more other offices or agencies where Debentures, Purchase Contracts and Capital Unit Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve MS plc or the Corporation of their respective obligations to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. MS plc and the Corporation will give prompt written notice to the Agent of any such designation or rescission and of any change in the location of any such other office or agency. MS plc and the Corporation hereby designate as the place of


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                                       50

payment for the Debentures, Purchase Contracts and Capital Unit Certificates the Corporate Trust Office of the Agent and appoint the Agent at its Corporate Trust Office as paying agent in such city.

Section 903.      Money for Payments to Be Held in Trust.

                  Any money deposited with the Agent, in trust for payment with respect to any Capital Unit, remaining unclaimed for two years after such payment has become due and payable shall be paid to MS plc or the Corporation on request of MS plc or the Corporation, as the case may be, pursuant to an Officer's Certificate; and the Holder of such Capital Unit shall thereafter, as an unsecured general creditor, look only to MS plc or the Corporation, as the case may be, for payment thereof, and all liability of the Agent with respect to such trust money shall thereupon cease.

                  In the event that (i) a Termination Event has not occurred,
(ii) the Corporation has issued Preferred Stock against tender of payment for the Depositary Shares evidencing such Preferred Stock and (iii) a Holder of a Capital Unit Certificate fails to present and surrender the appropriate Capital Unit Certificate to the Agent, the Depositary Receipts issuable in respect of the Depositary Shares to be purchased pursuant to the Purchase Contracts evidenced by such Capital Unit Certificate, together with any distributions thereon (and, if an effective Cash Settlement with respect to the obligations under such Purchase Contracts has been made, payments in respect of principal of the Debentures that are part of such Capital Units), shall be held by the Agent, in trust, for the benefit of such Holder, until such Capital Unit Certificate is presented and surrendered or such Holder delivers to the Agent, the Trustee, MS plc and the Corporation (i) evidence to their satisfaction that such certificate has been destroyed, lost or stolen and (ii) such security or indemnity as may be required by them to hold each of them and any agent of any of them harmless. In the event such Capital Unit Certificate is not presented and surrendered or such Holder does not satisfy the applicable conditions specified in the preceding sentence on or prior to the date two years after the date of settlement of the related Purchase Contract, any distributions received by the Agent with respect to the Depositary Receipts representing the Depositary Shares issued in respect of the Capital Unit Certificates shall be paid to the Corporation, on the request of the Corporation pursuant to an Officer's Certificate, and the Holders of such Capital Unit shall thereafter, as unsecured general creditors, look only to the Corporation for payment thereof and all liability of the Agent with respect to such trust assets shall thereafter cease. Any cash held by the Agent in respect of the principal of the Debentures shall be distributed by the Agent in accordance with the provisions of the succeeding paragraph.

                  In the event (i) a Termination Event has occurred, (ii) the Corporation fails to issue Preferred Stock against tender of payment for the Depositary Shares evidencing such Preferred Stock or (iii) a Holder of a Capital Unit has properly effected a Cash Settlement on the Purchase Date, any money deposited with the Agent or Trustee for payment of principal and interest, if any, on any Debenture evidenced by such Capital Unit shall be held by the Agent, in trust, for the benefit of such Holder, until a Capital Unit Certificate is presented and surrendered or such Holder delivers to the Agent, the Trustee, MS plc and the Corporation (i) evidence to their satisfaction that such certificate has been destroyed, lost or stolen and (ii) such security or indemnity as may be required by them to hold each of them and any agent of any of them harmless. In the event such Capital Unit Certificate is not presented and surrendered or such Holder does not satisfy the applicable conditions specified in the preceding sentence on or prior to the date two years after the repayment of the principal of the Debentures, any money deposited with the Agent for payment of principal on such Debenture evidenced by such Capital Unit Certificate shall be paid to MS plc (or the Corporation, if the Corporation deposited such money pursuant to the Guarantee) upon the request of MS plc or the Corporation, as the case may be, pursuant to an Officer's Certificate and the Holders of such Debentures shall thereafter, as unsecured general creditors, look only to MS plc or the Corporation, as the case may be, for payment thereof and all liability of the Agent with respect to such trust money shall thereupon cease.

Section 904.      Rating Agencies.

                  The Corporation shall cause to be done all things necessary to obtain publicly available ratings (including any "implied" rating) of its Long-Term Senior Debt from Moody's and S&P at the close of business on the day that is five Business Days prior to each Purchase Date and at the opening of business on the Stated Purchase Date or, if such day is not a Business Day, at the close of business on the next preceding Business Day, including, without limitation, if Moody's or S&P, or both, no longer rates the Long-Term Senior Debt or ceases to exist, selecting a substitute Rating Agency for such purpose.

Section 905.      Corporation to Reserve Preferred Stock.

                  The Corporation shall at all times prior to the Purchase Date reserve and keep available, free from preemptive rights, out of its authorized but unissued series of preferred stock the full number of shares of Preferred Stock issuable against tender of payment for the Depositary Shares relating to such shares of Preferred Stock with respect to all Purchase Contracts constituting a part of the Outstanding Capital Units.


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                                       52

Section 906.      Covenants as to Preferred Stock.

                  The Corporation covenants that all shares of Preferred Stock that may be issued against tender of payment for the Depositary Shares relating to such shares of Preferred Stock in respect of any Outstanding Purchase Contract will, upon issuance, be duly authorized and validly issued and fully paid and nonassessable. The Corporation further covenants and agrees not to take any action that will cause any Preferred Stock to be issued prior to a Purchase Date or to file any amendment to the Certificate of Designation designating the Preferred Stock, or to take any other action that would change the terms of the Preferred Stock or the Depositary Shares relating to such Preferred Stock, except as permitted by this Agreement.

 Section 907.     Statements of Officers of MS plc
                  and the Corporation as to Default.

                  Each of the Corporation and MS plc will deliver to the Agent, within 120 days after the end of each fiscal year of the Corporation or MS plc, as the case may be, ending after the date hereof, an Officer's Certificate stating whether or not to the best knowledge of the signers thereof the Corporation or MS plc, as the case may be, is in default in the performance and observance of any of the terms, provisions and conditions hereof, and, if the Corporation or MS plc shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                                   ARTICLE TEN

                      Redemption of the Purchase Contracts

Section 1001.     Optional Redemption of Purchase Contracts.

                  Any or all of the Purchase Contracts may be redeemed at the option of the Corporation, or from time to time in part, on any Interest Payment Date on or after February 28, 2007, at a redemption price equal to $1.00 per Purchase Contract, provided that no redemption shall result in there being more than zero but fewer than 50,000 Unsettled Purchase Contracts remaining Outstanding after such redemption, or in accordance with the next succeeding paragraph, at any other time when the Debentures are redeemed.

                  In the event that MS plc shall redeem a Debenture constituting part of a Capital Unit pursuant to the provisions of the Indenture, the Corporation shall redeem the Purchase Contract constituting part of the same Capital Unit on the redemption date of such related Debenture. In the event that MS plc shall redeem all Debentures constituting part of


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                                       53

Capital Units pursuant to a Tax Redemption, the Corporation shall redeem all Purchase Contracts then Outstanding on the redemption date of the Debentures.

Section 1002.     Notice of Redemption; Partial Redemptions.

                  The Corporation or, upon Issuer Request by the Corporation, the Agent in the name and at the expense of the Corporation, shall give notice of redemption to the Holders of Purchase Contracts in the manner and to the extent provided in Section 1306, at least 30 days and not more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Purchase Contract, shall not affect the validity of the proceedings for the redemption of any other Purchase Contract.

                  The notice of redemption to each such Holder shall specify the number of Purchase Contracts held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment and that payment will be made upon presentation and surrender of Capital Unit Certificates with respect to such Purchase Contracts evidenced by Capital Unit Certificates.

                  The Corporation's obligation to provide funds for redemption shall be deemed fulfilled if, on or before 12:00 noon New York City time on the redemption date specified in the notice of redemption given as provided in this Section, the Corporation shall deposit with the Agent or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Purchase Contracts called for redemption at the appropriate redemption price, together with irrevocable instructions and authorization that such funds be applied to the redemption of the Purchase Contracts called for redemption upon surrender of Capital Unit Certificates representing such Purchase Contracts, properly endorsed and assigned for transfer, in accordance with this Article.

                  The Corporation will deliver to the Agent at least 15 days prior to the mailing of the notice of redemption an Officer's Certificate stating the aggregate number of Purchase Contracts to be redeemed on such date and that the Corporation has complied with the provisions of Section 1001.

                  If fewer than all the Purchase Contracts are to be redeemed, the Agent, at least 15 days prior to the mailing of the redemption notice, shall select the Purchase Contracts to be redeemed on a pro rata basis. Purchase Contracts may be redeemed in multiples equal to the minimum authorized denomination for Purchase Contracts or any multiple thereof. Appropriate adjustment shall be made to prevent the fractional redemption

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                                       54

of Purchase Contracts, such that Purchase Contracts are redeemed only in whole and not in part.

                  The Agent shall promptly notify the Corporation in writing of the Purchase Contracts so selected for redemption.

Section 1003.     Payment of Purchase Contracts Called for Redemption.

                  If notice of redemption has been given as above provided, (i) the Purchase Contracts specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, and (ii) on and after the date fixed for redemption (unless the Corporation shall default in the payment of such Purchase Contracts at the redemption price) such Purchase Contracts shall cease from and after the date fixed for redemption to be entitled to any benefit under this Agreement, the Holders thereof shall have no right or obligation in respect of such Purchase Contracts except the right to receive the redemption price thereof and the Purchase Contracts shall terminate and shall no longer be deemed to be Outstanding.

                  On presentation and surrender of Capital Unit Certificates representing such Purchase Contracts, properly endorsed and assigned for transfer, at a place of payment specified in said notice, said Purchase Contracts shall be paid and redeemed by the Corporation at the applicable redemption price. Following such redemption, the Capital Unit Certificates evidencing such Closed Purchase Contracts shall be cancelled in accordance with
Section 308 or the Global Purchase Contract and Global Debenture shall be endorsed to reflect the decrease in the number of Book-Entry Capital Units evidenced thereby as a result of such redemption in accordance with Section 1109 (and shall be deemed to be cancelled with respect to the Purchase Contracts no longer evidenced by such Global Purchase Contract as a result of such redemption). In the case of (i) Definitive Capital Units, certificates evidencing any Outstanding Debentures relating to such redeemed Purchase Contracts shall be executed, authenticated and delivered in accordance with the terms of the Indenture or (ii) Book-Entry Capital Units, if a Global Debenture not constituting part of a Book-Entry Capital Unit has not previously been issued by MS plc, a second Global Debenture evidencing any Outstanding Debentures relating to such redeemed Purchase Contracts shall be executed, authenticated and delivered in accordance with the Indenture. If a second Global Debenture referred to in clause (ii) of the immediately preceding sentence has already been issued to the Book-Entry Unit Depositary, the Book-Entry Unit Depositary shall note thereon an appropriate increase in the number of Debentures represented by such Global Debenture.

                  Any interest accrued on funds deposited with the Agent or any Paying Agent in connection with this Article Ten shall be paid to the Corporation from time to time and the Holders of Purchase Contracts (whether or not such Purchase Contracts are to be redeemed with such funds) shall have no claim to any such interest. Any funds deposited and unclaimed at the end of two years from any redemption date shall be repaid or released to the Corporation, after which the Holder(s) of Purchase Contracts so called for redemption shall look only to the Corporation for payment of the redemption price, without any interest thereon.

Section 1004.     Exclusion of Certain Purchase Contracts
                  from Eligibility for Selection for Redemption.

                  Purchase Contracts shall be excluded from eligibility for selection for a partial redemption if they are identified by registration and certificate number in an Officer's Certificate delivered by the Corporation to the Agent at least 10 days prior to the date of the mailing of a notice of redemption as being owned of record and beneficially by, and not pledged or hypothecated by (a) the Corporation or (b) an Affiliate of the Corporation. Purchase Contracts shall also be excluded from eligibility for selection for a partial redemption if they are the subject of an Acceleration Notice.

                                 ARTICLE ELEVEN

                            Book-Entry Capital Units

Section 1101.     Deposit of Global Purchase
                  Contract and Global Debenture.

                  The Book-Entry Unit Depositary hereby accepts custody of the Global Purchase Contract and any Global Debenture from the Agent and the Trustee and shall act as Book-Entry Unit Depositary in accordance with the terms of this Agreement. The Book-Entry Unit Depositary shall hold the Global Purchase Contract and Global Debentures at its Corporate Trust Office in the Borough of Manhattan or at such place or places as it shall determine with the consent of MS plc and the Corporation and shall issue the Book-Entry Capital Units in accordance with the Letter of Representations.

Section 1102.     Book-Entry System.

                  (a) Upon acceptance by DTC of Book-Entry Capital Units for entry into its book-entry settlement system in accordance with the terms of the Letter of Representations, interests in Book-Entry Capital Units will be traded through DTC's book-entry system, and ownership of beneficial interests in such Book-Entry Capital Units shall be shown in, and the transfer of such ownership shall be effected only through, records maintained by (i) DTC or its successors or (ii) institutions that have accounts with DTC or its successors. Interests in the Book-Entry Capital Units shall be transferable only as units representing whole Capital Units.

                  (b) Certificateless depositary interests in Book-Entry Capital
            Units or a second Global Debenture issued in accordance with Section 405 or Section 1003 shall be issuable only to DTC, its nominee or successors of DTC and its nominee. No owner of beneficial interests in such Book-Entry Capital Units shall be entitled to receive a Purchase Contract or a Debenture, as the case may be, on account of such beneficial interest, and such beneficial owner's interest therein shall be shown only in accordance with the procedures of DTC as set forth in the Letter of Representations.

Section 1103.     Transfer of Interests in Book-Entry
                  Capital Units and Global Debentures.

                  The Corporation and MS plc appoint the Book-Entry Unit Depositary as their agent to maintain at its Corporate Trust Office a register (the "Book-Entry Unit Register") in which the Book-Entry Unit Depositary shall
(i) record the right of the Holder of Book-Entry Capital Units to receive payment of principal and interest on the Global Debenture and (ii) record the registration and transfer of interests in the Global Debenture and Global Purchase Contract. Interests in such Global Debenture and Global Purchase Contract relating to the Book-Entry Capital Units cannot be transferred unless such transfer is recorded on the Book-Entry Unit Register. MS plc also appoints the Book-Entry Unit Depositary as its agent to maintain at its Corporate Trust Office a register (the "Second Global Debenture Register") in which, if a second Global Debenture representing Outstanding Debentures that are not part of Capital Units is issued pursuant to Section 405 or Section 1003, the Book-Entry Unit Depositary shall (i) record the right of the Depositary to receive payment of principal and interest on such second Global Debenture and (ii) record the registration and transfer of interests in such second Global Debenture. Interests in such second Global Debenture cannot be transferred unless such transfer is recorded on the Second Global Debenture Register.

                  The foregoing paragraph shall not (i) impose an obligation on the Book-Entry Unit Depositary to record the interests in or transfers of interests in Book-Entry Capital Units or the second Global Debenture held by institutions that have accounts with DTC or its successors or Persons that may hold interests in Book-Entry Capital Units or the second Global Debenture through such institutions and (ii) restrict transfers of such interests held by such institutions or persons. The person in whose name the Book-Entry Capital Units are registered on the Book-Entry Unit Register shall be the "Holder" of such Book-Entry Capital Units for the purposes of this Agreement. So long as the Global Debentures and the Global Purchase Contract are registered in the Book-Entry Unit Register or the Second Global Debenture Register in the name of DTC or its nominee, the Book-Entry Unit Depositary shall treat DTC as the absolute owner thereof for all purposes whatsoever and shall not be bound or affected by any notice to the contrary, other than an order of a court having jurisdiction over the Book-Entry Unit Depositary.

Section 1104.     Issuance and Exchange of Definitive Capital
                  Units and Registered Definitive Debentures.

                  (a) Upon receipt by the Book-Entry Unit Depositary at its
            Corporate Trust Office of written instructions from the Holder of Book-Entry Capital Units requesting the issuance of Definitive Capital Units in respect of a portion of the Book-Entry Capital Units or the issuance of Registered Definitive Debentures in respect of a portion of a Global Debenture, the Book-Entry Unit Depositary shall request in accordance with Section 311 hereof or Section 2.8 of the Indenture, as applicable, that Definitive Capital Units or Registered Definitive Debentures, as the case may be, be issued in the amounts and registered in the names specified in such request.

                  (b) The Book-Entry Unit Depositary shall promptly notify the
            Agent, with respect to Purchase Contracts, or the Trustee, with respect to Debentures, of any request by the Holder of Book-Entry Capital Units for the issuance of Definitive Capital Units or Registered Definitive Debentures. In connection with any request for the issuance of Registered Definitive Debentures or Definitive Capital Units as contemplated by this Section, the Book-Entry Unit Depositary shall promptly (i) reduce the Global Purchase Contract by the number of Definitive Capital Units to be countersigned, executed and delivered pursuant to such request, and (ii) reduce the aggregate principal amount of the Global Debenture by the principal amount of the Debentures to be represented by such Definitive Capital Units or the principal amount of the Registered Definitive Debentures to be issued pursuant to such request, as the case may be, and shall promptly notify the Agent of such reductions. Upon the issuance of Registered Definitive Debentures or Definitive Capital Units as set forth above, the Book-Entry Unit Depositary will make such notations in the Book-Entry Unit Register as will be necessary to reflect such reduction.

                  (c) If the Agent shall notify the Book-Entry Unit Depositary of any request by a Holder of Definitive Capital Units to transfer or exchange such Definitive Capital Units for interests in the Book-Entry Capital Units, the Book-Entry Unit Depositary shall promptly note the increase in the number of Purchase


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                                       58

            Contracts or aggregate principal amount of Debentures, as the case may be, constituting the Book-Entry Capital Units issued pursuant to such request on the Global Purchase Contract and the Global Debenture, respectively. If the Trustee shall notify the Book-Entry Unit Depositary of any request by a holder of Registered Definitive Debentures to transfer or exchange such Registered Definitive Debentures for interests in the second Global Debenture, the Book-Entry Unit Depositary shall promptly note the increase in the principal amount of such second Global Debenture. In order to evidence the issuance of the Book-Entry Capital Units as set forth above, the Book-Entry Unit Depositary shall make such notations in the Book-Entry Unit Register as will be necessary to reflect such increase.

                  (d) Requests by the Holder for the issuance of Registered
            Definitive Debentures and Definitive Capital Units and requests by Holders of Definitive Capital Units for interests in the Book-Entry Capital Units may be made only with respect to whole Capital Units and interests in the Global Purchase Contract may only be transferred as part of whole Capital Units.

                  Notwithstanding the foregoing, this Section 1104 shall be subject to the provisions of the last paragraph of Section 305.

Section 1105.     Transfer of the Global
                  Purchase Contract and Global Debenture.

                  The Book-Entry Unit Depositary shall hold the Global Purchase Contract and the Global Debentures in custody for the benefit of the Depositary. The Book-Entry Unit Depositary shall not transfer or lend the Global Purchase Contract or the Global Debentures or any interest therein except that the Book-Entry Unit Depositary may transfer the Global Purchase Contract and the Global Debentures to a successor Book-Entry Unit Depositary with the consent of MS plc and the Corporation. Notwithstanding the foregoing, the Depositary may not under any circumstances request the Book-Entry Unit Depositary to surrender or deliver any Global Debenture or Global Purchase Contract to the Depositary. If (i) the Book-Entry Unit Depositary notifies MS plc, the Corporation, the Agent and the Trustee under Section 1208 hereof that it desires to resign as Book-Entry Unit Depositary and no successor Book-Entry Unit Depositary has been appointed by MS plc and the Corporation within 90 days of such notification,
(ii) if an Event of Default with respect to the Debentures occurs or (iii) if DTC notifies MS plc and the Corporation that it is unwilling or unable to continue as Depositary with respect to the certificateless depositary interests representing Book-Entry Capital Units or if at any time it ceases to be a clearing agency under the Exchange Act and a successor Depositary registered as a clearing agency under the Exchange Act is not appointed by MS plc and the Corporation within 90 days,


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                                       59

then the Book-Entry Unit Depositary will promptly notify the Agent and the Trustee and request the Agent and the Trustee, as applicable, to issue Registered Definitive Debentures and Definitive Capital Units in such names and denominations as the Holder shall specify in accordance with Section 2.8 of the Indenture or Section 311 of this Agreement, as the case may be, and the Book-Entry Unit Depositary agrees that in such event it will promptly surrender the Global Purchase Contract to the Agent and the Global Debentures to the Trustee in connection with such exchange and that such Global Purchase Contract and Global Debentures will be cancelled upon issuance of such Definitive Capital Units and Registered Definitive Debentures, respectively.

Section 1106.     Mutilated, Destroyed, Lost and Stolen Global
                  Debentures and Global Purchase Contracts.

                  If any mutilated Global Debenture or Global Purchase Contract is surrendered to the Trustee or the Agent, MS plc (with respect to the Global Debenture) or the Corporation (with respect to the Global Purchase Contracts) shall execute and deliver to the Trustee or the Agent, as the case may be, and the Trustee or the Agent, as the case may be, shall authenticate, countersign, execute and deliver, as appropriate, in exchange therefor a new Global Debenture or Global Purchase Contract of like tenor, evidencing the same number of Debentures or Purchase Contracts and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to MS plc, the Corporation, the Trustee and the Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Global Debenture or Global Purchase Contract and (ii) such security or indemnity as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to MS plc, the Corporation, the Trustee or the Agent that such Global Debenture or Global Purchase Contract has been acquired by a bona fide purchaser, MS plc (with respect to the Global Debenture) and the Corporation (with respect to the Global Purchase Contract) shall execute and deliver to the Trustee or the Agent, as the case may be, and the Trustee (in accordance with the provisions of the Indenture) and the Agent shall authenticate, countersign, execute and deliver to the Book-Entry Unit Depositary, as appropriate, in lieu of any such destroyed, lost or stolen Global Debenture or Global Purchase Contract, as the case may be, a new Global Debenture or Global Purchase Contract, as the case may be, of like tenor, evidencing the same number of Debentures or Purchase Contracts and bearing a number not contemporaneously outstanding.

                  Notwithstanding the foregoing, MS plc (with respect to the Global Debentures) and the Corporation (with respect to the Global Purchase Contracts) shall not be obligated to execute and deliver to the Trustee or the Agent, and neither the Trustee


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                                       60

under the Indenture nor the Agent shall be obligated to authenticate, countersign and execute or deliver to the Book-Entry Unit Depositary, a new Global Debenture or Global Purchase Contract (i) during the period beginning any time on or after the opening of business 15 days before the day of mailing of a notice of redemption or acceleration of the Purchase Contracts evidenced by such Global Purchase Contract and ending at the close of business on the day of the giving of such notice, (ii) that evidences Purchase Contracts selected or called for redemption or acceleration or (iii) at any given date, if such date is on or after the Purchase Date or date of redemption, as applicable, with respect to the Purchase Contracts evidenced by such Global Purchase Contract, except with respect to any Debentures and Purchase Contracts constituting part of Book-Entry Capital Units that remain or will remain Outstanding following such Purchase Date or date of redemption. Upon satisfaction of the applicable conditions specified in clauses (i) and (ii) of the preceding paragraph, the Agent shall deliver or cause to be delivered (i) in respect of Purchase Contracts constituting a part of the Book-Entry Capital Units that are selected or called for redemption, the redemption price of such Purchase Contracts or (ii) in respect of Purchase Contracts constituting a part of the Book-Entry Capital Units with respect to which a Cash Settlement or Debenture Settlement has taken place, (x) the Depositary Shares issuable with respect to such Purchase Contracts (and, in the case of an effective Cash Settlement, the related Debentures) or (y) if a Termination Event shall have occurred or a Purchase Contract Default has occurred by virtue of the Corporation's having failed to issue the Preferred Stock against tender by the Agent of payment for the Depositary Shares evidencing such Preferred Stock, the payment, if any, received by the Agent in respect of the Purchase Price of such Purchase Contracts or in respect of principal with respect to the related Debentures received by the Agent, as the case may be, in each case as provided in Section 405, Section 903 and Article Ten, as applicable.

                  Upon the issuance of any new Global Debentures or Global Purchase Contracts under this Section, MS plc, the Corporation and the Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Agent) connected therewith.

                  Every new Global Debenture or Global Purchase Contract issued pursuant to this Section in lieu of any destroyed, lost or stolen Global Debenture or Global Purchase Contract shall constitute an original additional contractual obligation of MS plc (with respect to the Global Debentures) and the Corporation (with respect to the Guarantee and the Global Purchase Contracts) and of the Holder (with respect to the Book-Entry Capital Units evidenced thereby), whether or not the destroyed, lost or stolen Global Debenture or Global Purchase Contract shall be at any time enforceable by anyone, and shall be entitled to all the


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                                       61

benefits of this Agreement equally and proportionately with any and all other Global Debentures or Global Purchase Contracts delivered hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Global Debentures or Global Purchase Contracts.

Section 1107.     Cancellation.

                  All Global Purchase Contracts and Global Debentures surrendered for payment, and all Global Purchase Contracts and Global Debentures surrendered for redemption of the Debentures or the Purchase Contracts evidenced thereby, termination of the Purchase Contracts evidenced thereby, delivery of Depositary Shares or registration of transfer or exchange shall, if surrendered to any Person other than the Agent or the Trustee, be delivered to the Agent or the Trustee, as appropriate, and, if not already cancelled, the Global Purchase Contracts and Global Debentures shall be promptly cancelled by the Agent or the Trustee. MS plc or the Corporation may at any time deliver to the Agent or the Trustee for cancellation any Global Purchase Contracts and Global Debentures previously authenticated, countersigned, executed and delivered hereunder and under the Indenture which MS plc or the Corporation may have acquired in any manner whatsoever, and all Global Purchase Contracts and Global Debentures so delivered shall, upon Issuer Order of each of MS plc and the Corporation, be promptly cancelled by the Agent or the Trustee. No Global Purchase Contracts and Global Debentures shall be authenticated, countersigned and executed in lieu of or in exchange for any Global Purchase Contracts and Global Debentures cancelled as provided in this Section, except as permitted by this Agreement or the Indenture. All cancelled Global Purchase Contracts and Global Debentures held by the Agent or the Trustee shall be disposed of in accordance with their customary procedures and a certificate of their disposition shall be delivered by the Agent or the Trustee to MS plc and the Corporation, unless by Issuer Order either MS plc or the Corporation shall direct that cancelled Global Purchase Contracts and Global Debentures be returned to it.

                  If MS plc, the Corporation or any Affiliate of MS plc or the Corporation shall acquire any Global Purchase Contracts or Global Debentures, such acquisition shall not operate as a cancellation of such Global Purchase Contracts or Global Debentures unless and until such Global Purchase Contracts or Global Debentures are delivered to the Agent or the Trustee cancelled or for cancellation.


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                                       62

Section 1108.     Payments in Respect of Book-Entry
                  Capital Units and Global Debenture.

                  (a) Whenever the Book-Entry Unit Depositary shall receive from the Agent or the Trustee (or other paying agent under the Indenture) any payment on the Book-Entry Capital Units or second Global Debenture, such payments shall be forwarded promptly upon receipt of such amounts in its capacity as collecting agent with respect to the Book-Entry Capital Units or the second Global Debenture from the Agent or the Trustee (or other paying agent under the Indenture), to the Holder on the payment date for such Book-Entry Capital Units or Global Debenture. So long as DTC is the Holder, such payments shall be made in accordance with the Letter of Representations.

                  (b) The Book-Entry Unit Depositary will forward to MS plc or the Corporation or their agents such information from its records as MS plc or the Corporation may reasonably request to enable MS plc, the Corporation or their agents to file necessary reports with governmental agencies, and the Book-Entry Unit Depositary, MS plc, the Corporation or their agents may (but shall not be required to) file any such reports necessary to obtain benefits under any applicable tax treaties for the Holder of, or beneficial owners of interests in, the Book-Entry Capital Units.

Section 1109.     Redemption or Settlement.

                  (a) In the event that MS plc exercises any right of redemption in respect of any Debentures constituting a part of a Global Debenture, the Book-Entry Unit Depositary shall promptly upon receipt of the redemption price reduce the principal amount of such Global Debenture representing the principal amount of the Debentures so redeemed. The redemption price in connection with the redemption of a portion of such Global Debenture shall be equal to the amount received by the Book-Entry Unit Depositary in respect of the aggregate principal amount of the Debentures so redeemed.

                  (b) In the event that the Corporation exercises any right of redemption in respect of any Purchase Contracts constituting a part of the Global Purchase Contract, the Book-Entry Unit Depositary shall promptly upon receipt of the redemption price note the reduction in the number of Purchase Contracts representing a portion of the Global Purchase Contract that represents the portion of the Purchase Contracts so redeemed. The redemption price in connection with the redemption of a portion of the Global Purchase Contract shall be equal to the amount received by


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                                       63

            the Book-Entry Unit Depositary in respect of the number of Purchase Contracts so redeemed.

                  (c) In connection with the settlement of any Purchase
            Contracts constituting a part of the Global Purchase Contract pursuant to Section 404, the Book-Entry Unit Depositary, shall promptly note (i) in the event of a Debenture Settlement, on the Global Purchase Contract, the decrease in the number of Outstanding Purchase Contracts corresponding to the number of such settled Purchase Contracts and on the Global Debenture the decrease in the related Debentures and (ii) in the event of a Cash Settlement, (x) on the Global Purchase Contract the decrease in the number of Outstanding Purchase Contracts corresponding to the number of such settled Purchase Contracts, and (y) on the second Global Debenture representing Debentures still Outstanding that are not part of Capital Units, the increase in the aggregate principal amount of the Debentures that remain Outstanding following the acceleration thereof. If a second Global Debenture referred to in clause (y) of the immediately preceding sentence has not previously been issued by MS plc, MS plc shall execute and the Trustee shall authenticate and deliver a second Global Debenture representing the aggregate principal amount of Debentures still Outstanding following settlement of the related Purchase Contracts and that are not part of Capital Units.

Section 1110.     Record Date.

                  Whenever any payment is to be made in respect of the Global Purchase Contract or a Global Debenture, or the Book-Entry Unit Depositary shall receive notice of any action to be taken by the Holder of the Book-Entry Capital Units or a Global Debenture, or whenever the Book-Entry Unit Depositary otherwise deems it appropriate in respect of any other matter, the Book-Entry Unit Depositary shall fix a record date for the determination of the Holder of the applicable Global Debenture or Book-Entry Capital Units who shall be entitled to receive such payment or to take any such action or to act in respect of any such matter. Subject to the provisions of this Agreement, only the Holder of a Global Debenture or Book-Entry Capital Units who is registered on the Book-Entry Unit Register at the close of business on such record date shall be entitled to receive any such payment, to give instructions as to such action or to act in respect of any such matter.

Section 1111.     Action in Respect of the Book-Entry
                  Capital Units or Global Debenture.

                  As soon as practicable after receipt by the Book-Entry Unit Depositary of notice of any solicitation of consents or request for a waiver or other action by the Holder


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                                       64

of the Book-Entry Capital Units or a Global Debenture under this Agreement or the Indenture, the Book-Entry Unit Depositary shall mail to the Holder a notice containing (a) such information as is contained in such notice, (b) a statement that the Holder at the close of business on a specified record date (established in accordance with Section 1110) will be entitled, subject to the provisions of or governing the Book-Entry Capital Units or Global Debenture, as the case may be, to instruct the Book-Entry Unit Depositary as to the consent, waiver or other action, if any, pertaining to the Book-Entry Capital Units or Global Debenture, as the case may be, and (c) a statement as to the manner in which such instructions may be given. Upon the written request of the Holder, received on or before the date established by the Book-Entry Unit Depositary for such purpose, the Book-Entry Unit Depositary shall endeavor insofar as practicable and permitted under the provisions of or governing the Book-Entry Capital Units or Global Debenture, as the case may be, to take such action regarding the requested consent, waiver or other action in respect of the Book-Entry Capital Units or Global Debenture, as the case may be, in accordance with any instructions set forth in such request. The Book-Entry Unit Depositary shall not itself exercise any discretion in the granting of consents or waivers or the taking of any other action in respect of the Book-Entry Capital Units or Global Debenture.

Section 1112.     Changes Affecting the Global
                  Purchase Contract or Global Debenture.

                  Upon any reclassification of the Global Purchase Contract or a Global Debenture, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting MS plc or the Corporation or to which either is a party, any securities that shall be received by the Book-Entry Unit Depositary in exchange for or in conversion of or in respect of the Global Purchase Contract or Global Debenture shall be treated as a new Global Purchase Contract or Global Debenture, as the case may be, under this Agreement and any corresponding Book-Entry Capital Units shall thenceforth represent such new securities so received.

Section 1113.     Surrender of Global Purchase
                  Contract and Global Debenture.

                  In the event of the redemption in full of all the Purchase Contracts represented by the Global Purchase Contract or of all the Debentures represented by the Global Debenture, then the applicable Global Debenture and Global Purchase Contract shall become void and the Book-Entry Unit Depositary shall surrender such Global Debenture and Global Purchase Contract to the Agent and the Trustee, as applicable, for cancellation.


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                                       65

Section 1114.     Reports.

                  The Book-Entry Unit Depositary shall immediately send to the Holder any notices, reports and other communications received from MS plc or the Corporation that are both (a) received by the Book-Entry Unit Depositary as Holder of the Global Purchase Contract and Global Debenture and (b) made generally available to Holders of Purchase Contracts or Debentures by MS plc and the Corporation.

Section 1115.     Termination of Certain
                  Provisions of This Agreement.

                  The Book-Entry Unit Depositary will at any time at the direction of the Corporation or MS plc, as applicable, terminate the Book-Entry Capital Unit provisions of this Agreement by mailing a notice of such termination to the Corporation, MS plc, the Trustee and the Agent and requesting that the Trustee and the Agent, as applicable, authenticate, countersign, execute and deliver Definitive Capital Units in replacement of Book-Entry Capital Units to such Persons and in the amounts as specified by the Depositary. Upon the authentication, countersignature, execution and delivery of such Definitive Capital Units, the Book-Entry Capital Unit provisions of this Agreement will terminate. The Book-Entry Capital Unit provisions of this Agreement may also be terminated upon the resignation of the Book-Entry Unit Depositary if no successor Book-Entry Unit Depositary is appointed with 90 days in accordance with Section 311 and Section 1105.

                                 ARTICLE TWELVE

                         The Book-Entry Unit Depositary

Section 1201.     Certain Duties and Responsibilities.

                  (a) The Book-Entry Unit Depositary undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.

                  (b) No provision of this Agreement shall be construed to
            relieve the Book-Entry Unit Depositary from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                  (1) the duties and obligations of the Book-Entry Unit
            Depositary with respect to the Book-Entry Capital Units, Global Debentures and the Global Purchase Contract shall be determined solely by the express provisions of this Agreement and


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                                       66

            the Book-Entry Unit Depositary shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Book-Entry Unit Depositary; and

                  (2) In the absence of bad faith on its part, the Book-Entry
            Unit Depositary may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Book-Entry Unit Depositary and conforming to the requirements of this Agreement, but in the case of any such statements, certificates or opinions that by any provision hereof are specifically required to be furnished to the Book-Entry Unit Depositary, the Book-Entry Unit Depositary shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

                  (c) The Book-Entry Unit Depositary shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Book-Entry Unit Depositary, unless it shall be proved that the Book-Entry Unit Depositary was negligent in ascertaining the pertinent facts.

                  (d) The Book-Entry Unit Depositary shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holder or the beneficial holders of a majority in number of Outstanding Book-Entry Capital Units relating to the time, method and place of conducting any proceeding for any remedy available to the Book-Entry Unit Depositary, or exercising any power conferred upon the Book-Entry Unit Depositary, under this Agreement.

                  (e) No provision of this Agreement shall require the
            Book-Entry Unit Depositary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (f) Whether or not therein expressly so provided, every
            provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Book-Entry Unit Depositary shall be subject to the provisions of this Section.


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                                       67

                  (g) The Book-Entry Unit Depositary is acting solely as agent for MS plc and the Corporation hereunder and owes no fiduciary duties to any person by virtue of this Agreement.

Section 1202.     Notice of Default.

                  Within 90 days after the occurrence of any Event of Default with respect to a Global Debenture (a "Debenture Default") or any Purchase Contract Default of which a Responsible Officer of the Book-Entry Unit Depositary assigned to its Corporate Trustee Administration Department has actual knowledge, and except with respect to a Purchase Contract Default under the Purchase Contracts existing on the Purchase Date, in which event, as promptly as practicable thereafter, the Book-Entry Unit Depositary shall transmit by mail to the Holder of the Book-Entry Capital Units or to DTC with respect to the second Global Debenture, in the manner provided in Section 1306, notice of such Debenture Default or Purchase Contract Default, unless such Debenture Default or Purchase Contract Default shall have been cured or waived.

Section 1203.     Certain Rights of Book-Entry Unit Depositary.

                  Subject to the provisions of Section 1201:

                  (a) the Book-Entry Unit Depositary may rely and shall be
            protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of MS plc or the
            Corporation mentioned herein shall be sufficiently evidenced by an Officer's Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of MS plc or the Corporation, as the case may be, may be sufficiently evidenced by a Board Resolution;

                  (c) the Book-Entry Unit Depositary may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;


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                                       68

                  (d) the Book-Entry Unit Depositary shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document, but the Book-Entry Unit Depositary, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the issuance of a Global Debenture and the execution, delivery and performance of the Global Purchase Contract as it may see fit, and, if the Book-Entry Unit Depositary shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of MS plc and the Corporation, at reasonable times during normal business hours, personally or by agent or attorney;

                  (e) the Book-Entry Unit Depositary may execute any of the
            powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Book-Entry Unit Depositary shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;

                  (f) the Book-Entry Unit Depositary shall be under no
            obligation to exercise any of the rights or powers vested in it by this Agreement at the request, order or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Book-Entry Unit Depositary reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction, provided that such request, order or direction shall not expose the Book-Entry Unit Depositary to personal liability; and

                  (g) the Book-Entry Unit Depositary shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement.

Section 1204.     Not Responsible for Recitals or Issuance of Capital Units.

                  The recitals contained herein, in the Indenture and in the Capital Units, except the Trustee's and the Agent's certificates of authentication, shall be taken as the statements of MS plc or the Corporation, as the case may be, and the Book-Entry Unit Depositary assumes no responsibility for their correctness. The Book-Entry Unit Depositary makes no representations as to the validity or sufficiency of this Agreement or of the Capital Units. The Book-Entry Unit Depositary shall not be accountable for the use or application by MS plc or the Corporation of the proceeds with respect to Capital Units.


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                                       69

Section 1205.     Money Held in Trust.

                  Money held by the Book-Entry Unit Depositary in trust hereunder need not be segregated from other funds held by the Book-Entry Unit Depositary, except to the extent required by law. The Book-Entry Unit Depositary shall be under no obligation to invest or pay interest on any money received by it hereunder, except as otherwise agreed with MS plc and the Corporation. Any interest accrued on funds deposited with the Book-Entry Unit Depositary under this Agreement shall be paid to MS plc and the Corporation from time to time and the Holder of Book-Entry Capital Units (whether or not any Purchase Contracts are to be redeemed with such funds) shall have no claim to any such interest.

Section 1206.     Compensation and Reimbursement.

                  MS plc and the Corporation agree:

                  (a) to pay to the Book-Entry Unit Depositary from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law with regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to
            reimburse the Book-Entry Unit Depositary and any predecessor Book-Entry Unit Depositary upon its request for all reasonable expenses, disbursements and advances incurred or made by the Book-Entry Unit Depositary in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify the Book-Entry Unit Depositary and any
            predecessor Book-Entry Unit Depositary for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Agreement and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The obligations of MS plc and the Corporation under this Section to compensate and indemnify the Book-Entry Unit Depositary and any predecessor Book-Entry Unit Depositary and to pay or reimburse the Book-Entry Unit Depositary and any predecessor Book-Entry Unit Depositary for expenses, disbursements and advances shall


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                                       70

constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Agreement. Such additional indebtedness shall be a senior claim to that of the Capital Units upon all property and funds held or collected by the Book-Entry Unit Depositary as such, except funds held in trust for the benefit of the Holders of Capital Units, and the Capital Units are hereby subordinated to such senior claim.

Section 1207.     Book-Entry Unit
                  Depositary Required; Eligibility.

                  At all times when there is a Book-Entry Unit Depositary hereunder, such Book-Entry Unit Depositary shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, having, together with its parent, a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal, State or District of Columbia authority, willing to act on reasonable terms. Such corporation shall have its principal place of business in the Borough of Manhattan, The City of New York, if there be such a corporation in such location willing to act upon reasonable and customary terms and conditions. If such corporation, or its parent, publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Book-Entry Unit Depositary hereunder shall at all times be the Agent hereunder and the Trustee under the Indenture, subject to receipt of an Opinion of Counsel that the same Person is precluded by law from acting in such capacities. If at any time the Book-Entry Unit Depositary shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 1208.     Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Book-Entry Unit
            Depositary and no appointment of a successor Book-Entry Unit Depositary pursuant to this Article shall become effective until (i) the acceptance of appointment by the successor Book-Entry Unit Depositary in accordance with the applicable requirements of Section 1209 or (ii) the issuance of Capital Unit Certificates in accordance with Section 311.

                  (b) The Book-Entry Unit Depositary may resign with respect to the Capital Units by giving written notice thereof to MS plc and the Corporation and the Holders, in accordance with Section 1305 and
            Section 1306, 60 days prior to the effective date of such resignation. The Book-Entry Unit Depositary may be removed at any time upon 60 days' notice by the filing with it of an instrument in writing signed on behalf of MS plc and the Corporation and specifying such removal and the date when it is intended to become effective. If the instrument of acceptance by a successor Book-Entry Unit Depositary required by Section 1209 shall not have been delivered to the Book-Entry Unit Depositary within 30 days after the giving of such notice of resignation, the resigning Book-Entry Unit Depositary may petition any court of competent jurisdiction for the appointment of a successor Book-Entry Unit Depositary.

                  (c) If at any time

                  (1) the Book-Entry Unit Depositary shall cease to be eligible under Section 1207, or shall cease to be eligible as Agent hereunder or as Trustee under the Indenture, and shall fail to resign after written request therefor by MS plc, the Corporation or by any Holder, or

                  (2) the Book-Entry Unit Depositary shall become incapable of acting with respect to the Book-Entry Capital Units or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Book-Entry Unit Depositary or of its property shall be appointed or any public officer shall take charge or control of the Book-Entry Unit Depositary or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,
            (i) MS plc or the Corporation, by Board Resolution, may remove the Book-Entry Unit Depositary and appoint a successor Book-Entry Unit Depositary, or (ii) any Holder who has been a bona fide Holder of a Book-Entry Capital Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Book-Entry Unit Depositary and the appointment of a successor Book-Entry Unit Depositary or Book-Entry Unit Depositaries, unless Capital Unit Certificates have been issued in accordance with Section 311. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Book-Entry Unit Depositary and appoint a successor Book-Entry Unit Depositary.

                  (d) If the Book-Entry Unit Depositary shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Book-Entry Unit Depositary for any cause, MS plc and the Corporation, by Board Resolution, shall promptly appoint a successor Book-Entry Unit Depositary (other than the Corporation or MS plc) and shall comply with the applicable requirements of Section 1209 or shall comply with Section 311. If no successor Book-Entry Unit Depositary with respect to the Capital Units shall have been so appointed by MS plc and the

            Corporation and accepted appointment in the manner required by
            Section 1209, any Holder who has been a bona fide Holder of a Capital Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Book-Entry Unit Depositary, unless Capital Unit Certificates have been issued in accordance with Section 311.

                  (e) MS plc and the Corporation shall give, or shall cause such successor Book-Entry Unit Depositary to give, notice of each resignation and each removal of the Book-Entry Unit Depositary and each appointment of a successor Book-Entry Unit Depositary to all Holders of Capital Units in accordance with Section 1306. Each notice shall include the name of the successor Book-Entry Unit Depositary and the address of its Corporate Trust Office.

Section 1209.     Acceptance of Appointment by Successor.

                  (a) In case of the appointment hereunder of a successor Book-Entry Unit Depositary, every such successor Book-Entry Unit Depositary so appointed shall execute, acknowledge and deliver to MS plc and the Corporation and to the retiring Book-Entry Unit Depositary an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Book-Entry Unit Depositary shall become effective and such successor Book-Entry Unit Depositary, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Book-Entry Unit Depositary, with like effect as if originally named as Book-Entry Unit Depositary hereunder; but, on the request of MS plc, the Corporation or the successor Book-Entry Unit Depositary, such retiring Book-Entry Unit Depositary shall, upon payment of all amounts due and payable to it pursuant to Section 1206, execute and deliver an instrument transferring to such successor Book-Entry Unit Depositary all the rights and powers of the retiring Book-Entry Unit Depositary and shall duly assign, transfer and deliver to such successor Book-Entry Unit Depositary all property and money held by such retiring Book-Entry Unit Depositary hereunder. Any retiring Book-Entry Unit Depositary shall, nonetheless, retain a prior claim upon all property or funds held or collected by such Book-Entry Unit Depositary to secure any amounts then due it pursuant to Section 1206.

                  (b) Upon request of any such successor Book-Entry Unit Depositary, MS plc and the Corporation shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Book-Entry Unit Depositary all such rights, powers and agencies referred to in paragraph
(a) of this Section.

                  (c) No successor Book-Entry Unit Depositary shall accept its appointment unless at the time of such acceptance such successor Book-Entry Unit Depositary shall be eligible under this Article.

                  (d) Upon acceptance of appointment by any successor Book-Entry Unit Depositary as provided in this Section, MS plc and the Corporation shall give notice thereof to the Holder of Book-Entry Capital Units in accordance with
Section 1306. If the acceptance of appointment is substantially contemporaneous with the resignation of the Book-Entry Unit Depositary, then the notice called for by the preceding sentence may be combined with the notice called for by
Section 1208. If MS plc and the Corporation fail to give such notice within ten days after acceptance of appointment by the successor Book-Entry Unit Depositary, the successor Book-Entry Unit Depositary shall cause such notice to be given at the expense of MS plc and the Corporation.

Section 1210.     Merger, Conversion,
                  Consolidation or Succession to Business.

                  Any corporation into which the Book-Entry Unit Depositary may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Book-Entry Unit Depositary shall be a party, or any corporation succeeding to all or substantially all the agency business of the Book-Entry Unit Depositary, shall be the successor of the Book-Entry Unit Depositary hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation shall be otherwise eligible under this Article.

Section 1211.     Taxes.

                  If any tax or other governmental charge shall be required to be deducted or withheld from any distribution in respect of the Global Debentures or Global Purchase Contracts, MS plc and the Corporation shall pay or cause to be paid such Additional Amounts as may be necessary in order that the net amounts received by the Holder, after such deduction or withholding, shall equal the net amounts that would otherwise be payable to the Holder in respect of the Global Purchase Contract or the Global Debenture, as the case may be, in the absence of any such deduction or withholding. In addition, in the event the U.K. stamp duty reserve tax ("SDRT") is imposed on the Book-Entry Unit Depositary or the holders of the Capital Units upon the issuance of the Capital Units, MS plc will pay the Book-Entry Unit Depositary an amount equal to the SDRT so imposed and the Book-Entry Unit Depositary shall be responsible for the payment of the SDRT, but solely out of funds made available to it by MS plc. In the event the SDRT is imposed on the holders of the Capital Units or on the Book-Entry Unit Depositary as agent for holders of the Capital Units upon the issuance of the Capital Units, the payment from MS plc shall constitute a reduction of the purchase price paid by each such holder.

                                ARTICLE THIRTEEN

                            Miscellaneous Provisions

Section 1301. Incorporators, Stockholders, Officers and Directors of MS plc and the Corporation Immune from Liability.

                  No recourse under or upon any obligation, covenant or agreement contained in this Agreement, or in any Debenture or any Purchase Contract, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future stockholder, officer, attorney-in-fact or director, as such, of MS plc or the Corporation or of any successor corporation of either of them, either directly or through MS plc or the Corporation or any successor corporation of either of them, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or penalty or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Capital Units by the Holders thereof and as part of the consideration for the issue thereof, provided that nothing in this Article shall impair the obligations, covenants and agreements of MS plc and the Corporation contained in this Agreement and in the Debentures and the Purchase Contracts.

Section 1302.     Compliance Certificates and Opinions.

                  Except as otherwise expressly provided by this Agreement, upon any application or request by MS plc or the Corporation to the Agent to take any action under any provision of this Agreement, MS plc or the Corporation, as applicable, shall furnish to the Agent an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the
            examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1303.     Form of Documents Delivered to Agent.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate, statement or opinion of an officer or counsel of or for MS plc or the Corporation may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion is based are erroneous. Any such certificate, statement or opinion may be based, insofar as it relates to factual matters, upon a certificate, statement or opinion of, or representations by, an officer or officers of MS plc or the Corporation, as applicable, stating that the information with respect to such factual matters is in the possession of MS plc or the Corporation, as applicable, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

Section 1304.     Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Agent or the Book-Entry Unit Depositary, as applicable, and, where it is hereby expressly required, to MS plc or the Corporation, as applicable. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 601 and Section 1201) conclusive in favor of the Agent, the Book-Entry Unit Depositary, MS plc and the Corporation, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Agent or the Book-Entry Unit Depositary, as applicable, deems sufficient.

                  (c) The ownership (i) of Definitive Capital Units shall be proved by the Purchase Contract Register, with respect to the Purchase Contracts constituting a part of such Definitive Capital Units, and the Definitive Debenture Register, with respect to the Debentures constituting a part of such Definitive Capital Units, and (ii) of Book-Entry Capital Units shall be proved by the Book-Entry Unit Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Capital Unit Certificate shall bind every future Holder of the same Capital Unit Certificate and the Holder of every Capital Unit Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof with respect to anything done, omitted or suffered to be done by the Agent, MS plc or the Corporation in reliance thereon, whether or not notation of such action is made upon such Capital Unit Certificate.

                  (e) MS plc and the Corporation may set a record date for purposes of determining the identity of Holders of Capital Units entitled to consent to any action by consent authorized or permitted hereby. Such record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of Capital Units furnished to the Agent, pursuant hereto.

Section 1305.     Notices, Etc.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with,

                  (a) the Agent by any Holder, by the Book-Entry Unit Depositary
            or by MS plc or the Corporation shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, to the Agent at its Corporate Trust Office, Attention: Corporate Trustee Administration Department, or at any other address previously furnished in writing by the Agent to the Holders, the Book-Entry Unit Depositary, MS plc and the Corporation, or

                  (b) the Book-Entry Unit Depositary by any Holder, by the Agent
            or by MS plc or the Corporation shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, to the Book-Entry Unit Depositary at its Corporate Trust Office, Attention: Corporate Trustee Administration Department, or at any other address previously furnished in writing by the Book-Entry Unit Depositary to the Holders, the Agent, MS plc and the Corporation, or

                  (c) MS plc or the Corporation by the Agent, by the Book-Entry
            Unit Depositary or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, in the case of MS plc, addressed to MS plc at 25 Cabot Square, Canary Wharf, London, E14 4QA England, Attention: Company Secretary, and in the case of the Corporation, addressed to the Corporation at 1585 Broadway, New York, New York 10036, Attention: Patricia A. Kurtz, or at any other address previously furnished in writing to the Agent and the Book-Entry Unit Depositary by MS plc or the Corporation.

Section 1306.     Notice to Holders; Waiver.

                  Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided or as provided in the Letter of Representations) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, (i) with respect to a Holder of a Definitive Capital Unit, at his address as it appears in the Purchase Contract Register and the Definitive Debenture Register, respectively, with respect to the Purchase Contract and the Debenture and Guarantee constituting such Capital Unit, and (ii) with respect to a Holder of a Book-Entry Capital Unit, to the Book-Entry Unit Depositary at the address notified to the Agent, in each case not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Agent shall constitute a sufficient notification for every purpose hereunder.

Section 1307.     Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1308.     Successors and Assigns.

                  All covenants and agreements in this Agreement, the Capital Units, the Purchase Contracts and the Capital Unit Certificates by MS plc or by the Corporation shall bind its successors and assigns, whether so expressed or not.

Section 1309.     Separability Clause.

                  In case any provision in this Agreement or in the Capital Units, Capital Unit Certificates or the Purchase Contracts shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

Section 1310.     Benefits of Agreement.

                  Nothing in this Agreement or in the Capital Units, Capital Unit Certificates, the Indenture, the Debentures or the Purchase Contracts, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be parties to this Agreement and shall be bound by all of the terms and conditions hereof and of the Indenture, the Capital Units, the Debentures, the Guarantee and the Purchase Contracts evidenced by the Capital Units, by their acceptance of delivery of such Capital Units.

Section 1311.     Governing Law.

                  This Agreement, the Capital Units and the Purchase Contracts shall be governed and construed in accordance with the laws of the State of New York.

Section 1312.     Legal Holidays.

                  In any case where any Purchase Date shall not be a Business Day, then (notwithstanding any other provisions of this Agreement or the Purchase Contracts) the Purchase Contracts shall not be performed on such date, but shall be performed on the next succeeding Business Day with the same force and effect as if performed on such Purchase Date; provided that no interest or other amounts shall accrue or be payable by the Corporation or any Holder for the period from and after any such Purchase Date.

Section 1313.     Counterparts.

                  This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

Section 1314.     Inspection of Agreement.

                  A copy of this Agreement shall be available at all reasonable times during nominal business hours at the Corporate Trust Offices of the Agent and the Book-Entry Unit Depositary for inspection by any Holder.

Section 1315.     Satisfaction and Discharge.

                  This Agreement upon Issuer Request shall cease to be of further effect, and the Agent and the Book-Entry Unit Depositary, at the expense of MS plc and the Corporation, shall execute proper instruments acknowledging satisfaction and discharge of this Agreement, when (i) the Indenture has been satisfied and discharged pursuant to Article Ten thereof, (ii) the obligations of the Corporation, the Holders, the Agent and the Book-Entry Unit Depositary relating to the Purchase Contracts have been satisfied, (iii) MS plc and the Corporation have paid or caused to be paid all sums payable hereunder by MS plc and the Corporation and (iv) each of MS plc and the Corporation has delivered to each of the Agent and the Book-Entry Unit Depositary an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided relating to the satisfaction and discharge of this Agreement have been complied with.

Section 1316.     Appointment of Agent for Service.

                  By the execution and delivery of this Agreement, MS plc hereby designates the Corporation as its authorized agent upon which process may be served in any legal action or proceeding that may be instituted in any federal or state court in the Borough of Manhattan, The City of New York, State of New York, arising out of or relating to the Debentures, the Capital Units or this Agreement, but for that purpose only. Service of process upon such agent at the office of such agent at 1585 Broadway, New York, New York 10036, Attention:
General Counsel, and written notice of said service to MS plc by the person serving the same, addressed as provided in Section 1305, shall be deemed in every respect effective service of process upon MS plc in any such legal action or proceeding, and MS plc hereby submits (for the purposes of any such legal action or proceeding) to the nonexclusive jurisdiction of any such court in which any such legal action or proceeding is so instituted and waives, to the extent it may effectively do so, any objection it may have now or hereafter to the laying of the venue of any such legal action or proceeding. Such appointment shall be irrevocable so long as the Holders of Capital Units shall have any rights pursuant to the terms thereof or of this Agreement until the appointment of a successor by MS plc and such successor's acceptance of such appointment. Upon such acceptance, MS plc shall notify the Agent of the name and address of such successor. MS plc further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of such agent or successor for so long as Holders of Capital Units shall have any rights pursuant to the terms thereof or of this Agreement. The Agent shall not be obligated and shall have no responsibility with respect to any failure by MS plc to take any such action.

                  IN WITNESS WHEREOF, MS plc, the Corporation, the Agent, the Trustee and the Book-Entry Unit Depositary have duly executed this Agreement as of the day and year first above set forth, and all Holders of Capital Units shall become parties hereto by and upon acceptance by them of delivery of Capital Units issued in accordance with the terms hereof.

                                         The Common Seal of
                                         MORGAN STANLEY FINANCE PLC
                                         was hereunto affixed in
                                         the presence of

                                         /s/ Richard S. Rosenthal
[SEAL]                                   ----------------------------------

                                         /s/ Miguel de Miguel
                                         ----------------------------------



                                         MORGAN STANLEY GROUP INC.


                                         By /s/ Eileen K. Murray
                                           ----------------------------------
                                             Name:        Eileen K. Murray
                                             Title:       Treasurer and Chief
                                                          Accounting Officer


                                         THE CHASE MANHATTAN BANK, as Agent



                                         By /s/ Thomas Foley
                                           ----------------------------------
                                         THE  CHASE MANHATTAN BANK, as
                                             Book-Entry Unit
                                             Depositary


                                         By /s/ Thomas Foley
                                           ----------------------------------

                                          THE CHASE MANHATTAN BANK
                                          (formerly known as CHEMICAL BANK), as
                                               Trustee under the
                                               Indenture


                                          By /s/ Thomas Foley
                                            ---------------------------------

                                    EXHIBIT A


                 [[FORM OF DEFINITIVE CAPITAL UNIT CERTIFICATE]

                                     [FACE]

                            CAPITAL UNIT CERTIFICATE

             (issuable in integral multiples of whole Capital Units)

                    Evidencing the Ownership of the Number of
               8.03% Subordinated Debentures Due February 28, 2017
                          of MORGAN STANLEY FINANCE PLC
                       Specified Below and the Benefits of
                   the Guarantee of Payment of such Debentures
                          by MORGAN STANLEY GROUP INC.
                                       and
                           the Rights and Obligations
                        of the Holder Under the Number of
                       Purchase Contracts Specified Below


                                        ____ Capital Unit(s) (Consisting of
                                        ____ Debenture(s), each in a principal
                                               amount of U.S. $1,000.00 and
                                        ____ Purchase Contract(s))


No.  R-________

Dated  ________


                  This Capital Unit Certificate certifies that
__________________________ , or registered assigns, is the owner of the number of Capital Units set forth above.]1

--------
1        Applicable to Definitive Capital Units only.

                               [FORM OF DEBENTURE]

                           MORGAN STANLEY FINANCE PLC
              8.03% SUBORDINATED DEBENTURE(S) DUE FEBRUARY 28, 2017

                  MORGAN STANLEY FINANCE PLC, a company duly organized and existing under the laws of England and Wales (together with its successors and assigns "MS plc"), for value received, hereby promises to pay to [ ] or registered assigns]1[bearer]2 the principal amount hereof (equal to [the product of U.S.$1,000.00 and the number of Debentures indicated in the upper portion of the face hereof]1[Schedule A hereto]2) on February 28, 2017 (the "Maturity Date"), and to pay interest thereon at the rate of 8.03% per annum [(including in each case any Additional Amounts)]3, from December 18, 1996, until the principal hereof is paid or made available for payment, quarterly in arrears on February 28, May 30, August 30 and November 30 in each year (each such date an "Interest Payment Date"), commencing on February 28, 1997, and on the Maturity Date.

--------------------------------------------------------------------------------
     Reference is hereby made to the further provisions of this certificate set forth on the succeeding pages hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
--------------------------------------------------------------------------------

                  IN WITNESS WHEREOF, Morgan Stanley Finance plc has caused this Debenture to be duly executed.

DATED:                                         MORGAN STANLEY FINANCE PLC


                                               By
                                                 -------------------------
                                                 Title:

Attest
      --------------------------
      Title:

--------
1    Applicable to Definitive Capital Units only.

2    Applicable to Global Debenture only.

3 Not applicable to Definitive Capital Units Issued pursuant to an Optional Definitive Capital Unit Request or pursuant to the request of a Holder upon original issuance thereof.

TRUSTEE'S CERTIFICATE
OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, as Trustee


By
  ------------------------
     Authorized Officer

                  Interest on this Debenture (as described below) will accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from December 18, 1996, until the principal hereof has been paid or duly made available for payment. The interest so payable on any Interest Payment Date will be paid to the [bearer of]1[person in whose name]2 this Debenture (or one or more predecessor Debentures) [is registered at the close of business on the fifteenth day of the month in which such Interest Payment Date occurs (whether or not a Business Day) (each such date a "Record Date")].2

                  Payment of the principal of this Debenture will be made upon surrender of this Debenture at the office or agency of MS plc maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as MS plc may determine. Payment of the principal of and interest on this Debenture will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  This Debenture is one of the duly authorized debt securities of MS plc (the "Securities" and, individually, a "Security") issued or to be issued under and pursuant to a Subordinated Indenture dated as of November 15, 1993, (the "Indenture"), between MS plc, Morgan Stanley Group Inc., as Guarantor (the "Guarantor" or the "Corporation") and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of MS plc, the Guarantor, the Trustee and Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. The terms of the Indenture are hereby incorporated by reference herein. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption or repayment provisions (if any), may be subject to different sinking, purchase or analogous funds (if any)

 --------
1    Applicable to Global Debenture only.

2    Applicable to Definitive Capital Unit only.

and may otherwise vary as provided in the Indenture. This security is one of a series of Securities designated as the 8.03% Subordinated Debentures Due February 28, 2017 of MS plc (the "Debentures"), in an aggregate principal amount of U.S.$134,000,000.

                  The Debentures will not be subject to any sinking fund and will be repayable at the option of the Holder prior to maturity upon the election of the Holder to effect a Debenture Settlement (as defined in the Capital Unit Agreement) upon the acceleration of the related Purchase Contracts as set forth in the Capital Unit Agreement dated December 18, 1996 among MS plc, the Corporation, The Chase Manhattan Bank and holders from time to time of Capital Units (the "Capital Unit Agreement"). The Debentures will be redeemable, at MS plc's option, in whole or in part, at any time on or after February 28, 2007 and prior to maturity, upon not less than 30 nor more than 60 days' prior notice at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest to the date of redemption, if redeemed during the twelve-month period beginning on February 28 of the years indicated below:

            Year                                  Percentage

            2007  ...............................    102.677%
            2008  ...............................    102.141%
            2009  ...............................    101.606%
            2010 ................................    101.071%
            2011 ................................    100.535%

and thereafter at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the date of redemption; provided, however, that the Debentures shall be redeemable only (i) upon the redemption by the Corporation of the related Purchase Contracts on or prior to the redemption date for such Debentures or (ii) if the related Purchase Contracts have been settled at least six months prior to the redemption date of such Debentures. In addition, if a Holder properly effects a Cash Settlement (as defined in the Capital Unit Agreement) with respect to a Purchase Contract, the related Debenture may be redeemed at MS plc's option at the redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, on any Interest Payment Date that is no earlier than six months after the settlement of such Purchase Contract.

                  The Debentures may also be redeemed at any time, as a whole but not in part, within 90 days of a Tax Event (as defined below) at the option of MS plc, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to the Tax Event Prepayment Price (as defined below). Any such redemption is referred to as a "Tax Redemption."

                  A "Tax Event" means either a U.S. Tax Event or a U.K. Tax Event. A "U.S. Tax Event" means the receipt by the Corporation of an opinion of counsel, rendered by a law firm having a recognized national tax practice, to the effect that, as a result of any amendment to, change in or announced prospective change in the laws (or any regulations thereunder) of the United States ("U.S.") or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is adopted or which proposed change, pronouncement or decision is announced on or after December 13, 1996, there is more than an insubstantial risk that interest payable by MS plc on the Debentures is not, or within 90 days of the date of such opinion, will not be, deductible by MS plc, in whole or in part, for U.S. federal income tax purposes.

                  A "U.K. Tax Event" means the determination by MS plc that, as a result of any change in or amendment to the laws or regulations or rulings promulgated thereunder of the United Kingdom ("U.K.") or of any political subdivision or taxing authority thereof or therein or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which the U.K. or such political subdivision or taxing authority is a party, which change or amendment becomes effective on or after December 13, 1996, (i) in making payments in respect of principal or interest on Debentures that are part of Book-Entry Capital Units (as defined in the Capital Unit Agreement) it would become obligated to pay Additional Amounts with respect thereto as a result of any withholding taxes or similar charges imposed by or for the account of the U.K. or any political subdivision or taxing authority thereof or therein or (ii) the payment of interest on the Debentures would be treated as a "distribution" within the meaning of section 209 of the Income and Corporation Taxes Act 1988 of the U.K. (or any statutory modification or re-enactment thereof for the time being).

                  "Tax Event Prepayment Price" means an amount equal to (i) if a Tax Redemption occurs before February 28, 2007, the greater of (a) 100% of the principal amount of such Debentures and (b) as determined by the Quotation Agent (as defined below), the sum of the present values of the principal amount and premium payable with respect to an optional redemption of such Debentures on February 28, 2007, together with the sum of the present values of the scheduled payments of interest from the prepayment date to February 28, 2007 (the "Remaining Life"), all discounted to the prepayment date on a semi-annual basis (assuming a 360-day year consisting of 30-day months) at the Adjusted Treasury Rate (as defined below), plus, in each case, accrued interest thereon to but excluding the date of prepayment or (ii) if a Tax Redemption occurs on or after February 28, 2007, the redemption prices (expressed as percentages of principal amount) set forth under the fourth immediately preceding paragraph.

                  With respect to a Tax Redemption occurring prior to February 28, 2007, the Corporation shall cause the Quotation Agent to provide the Trustee with written notice of the Tax Event Prepayment Price promptly after the calculation thereof.

                  "Adjusted Treasury Rate" means, with respect to any prepayment date, the Treasury Rate (as defined below) plus (i) 1.00% if such prepayment date occurs on or before February 28, 1998 or (ii) 0.50% if such prepayment date occurs after February 28, 1998.

                  "Treasury Rate" means (i) the yield, under the heading which represents the average for the immediately prior week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities", for the maturity corresponding to the Remaining Life (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Remaining Life shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (as defined below), calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined below) for such prepayment date. The Treasury Rate shall be calculated on the third Business Day preceding the prepayment date.

                  "Comparable Treasury Issue" means with respect to any prepayment date the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life. If no United States Treasury security has a maturity which is within a period from three months before to three months after February 28, 2007, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the Treasury Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month using such securities.

                  "Quotation Agent" means Morgan Stanley & Co. Incorporated and its successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Corporation shall substitute therefor another Primary Treasury Dealer. "Reference Treasury Dealer" means (i) the Quotation Agent or (ii) any other Primary Treasury Dealer selected by the Trustee after consultation with the Corporation.

                  "Comparable Treasury Price" means (i) the average of five Reference Treasury Dealer Quotations (as defined below) for such prepayment date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of such Quotations.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any prepayment date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. New York City time, on the third Business Day preceding such prepayment date.

                  Any notice of a Tax Redemption given pursuant to Section 12.2 of the Indenture occuring prior to February 28, 2007, need not set forth the Tax Event Prepayment Price but only the manner of calculation thereof.

                  [The Trustee has been appointed registrar for the Debentures, and the Trustee will maintain at its office in the Borough of Manhattan, The City of New York, a register for the registration and transfer of Debentures. Subject to the limitations, terms and conditions set forth herein and in the Indenture, this Debenture may be transferred at the aforesaid office of the Trustee by surrendering this Debenture for cancellation and thereupon MS plc shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees, in exchange herefor, a new Debenture or Debentures having identical terms and provisions and having a like aggregate principal amount in authorized denomination.

                  All Debentures surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to, MS plc and the Trustee and executed by the Holder or by the Holder's attorney duly authorized in writing. The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer.]1

                  In case an Event of Default with respect to the Debentures shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  Pursuant to the terms of the Indenture, the Guarantor has unconditionally guaranteed on a subordinated basis to the Holder of each Debenture evidenced hereby the due and punctual payment of the principal of and interest on [(together with any Additional Amounts)]2, this Debenture when and as the same shall become due and payable, whether at maturity or by declaration of acceleration or otherwise, according to the terms of each such Debenture and of the Indenture.

                  The indebtedness evidenced by this Debenture is subordinate, to the extent and in the manner set forth in the Indenture, to the prior payment in full of all Senior Indebtedness of MS plc, and the obligations of the Guarantor under the Guarantee with respect to the Debentures is subordinate to the extent and in the manner set forth in the Indenture to the prior payment in full of all Senior Indebtedness of the Guarantor. Each holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee as attorney-in-fact for any and all such purposes.

                  The Indenture contains provisions permitting MS plc, the Guarantor and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal

--------
1    Applicable to Definitive Capital Units only.

2 Not applicable to Definitive Capital Units issued pursuant to an Optional Definitive Capital Unit Request or pursuant to the request of a Holder upon original issuance thereof.

amount of the Securities of all series issued under such Indenture then Outstanding and affected, voting as one class, to add any provisions to, or change in any manner or eliminate any of the provisions of, such Indenture or modify in any manner the rights of the Holders of the Securities of each series so affected; provided that MS plc, the Guarantor and the Trustee may not, without the consent of the Holder of each outstanding Security affected thereby,
(i) extend the stated maturity of the principal of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or change the currency in which the principal thereof (including any amount in respect of original issue discount), premium, if any, or interest thereon is payable, or reduce the amount of any original issue discount security payable upon acceleration or provable in bankruptcy, or alter the provisions of the Guarantee of the Securities in any manner adverse to the Holders, or alter certain provisions of such Indenture relating to Securities issued thereunder not denominated in U.S. dollars, or impair or affect the right to institute suit for the enforcement of any payment on any Security when due or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under such Indenture, the consent of the Holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest and any Additional Amounts on any of the Securities. Any such consent or waiver by the Holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Debenture and any Securities which may be issued in exchange or substitution herefor [or on registration of transfer hereof]1, irrespective of whether or not any notation thereof is made upon this Debenture or such other Securities.

                  No provision of this Debenture or of the Indenture shall alter or impair the obligation of MS plc, which is absolute and unconditional, to pay the principal of and interest [and Additional Amounts]2 on this Debenture at the time, place and rate, and in the coin or currency, herein prescribed unless otherwise agreed between MS plc and the registered Holder of this Debenture.

                  MS plc, the Guarantor, the Trustee and any authorized agent of MS plc, the Guarantor or the Trustee may deem and treat the Holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or

--------
1    Applicable to Definitive Capital Units only.

2 Not applicable to Definitive Capital Units issued pursuant to an Optional Definitive Capital Unit Request or pursuant to the request of a Holder upon original issuance thereof.

on account of, this Debenture, and for all other purposes, and none of MS plc, the Guarantor, the Trustee or any authorized agent of MS plc, the Guarantor or the Trustee shall be affected by any notice to the contrary.

                  No recourse under or upon any obligation, covenant or agreement of MS plc or the Guarantor in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of MS plc or the Guarantor or of any successor corporation, either directly or through MS plc or the Guarantor or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

                  This Debenture shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                  All terms used in this Debenture which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                   [SCHEDULE A

                       SCHEDULE OF INCREASES AND DECREASES

                  The initial number of U.S.$1,000.00 principal amount Debentures represented by this Global Debenture is 134,000. The following increases and decreases in the number of Debentures represented by this Global Debenture have been made:

                                             Total
                                             Number of
                                             Debentures
                                             Represented
               Increase in    Decrease in    hereby             Notation
Date of        Number of      Number of      Following          Made by or
Increase       Purchase       Purchase       such Increase      on Behalf
or Decrease    Contracts      Contracts      or Decrease        of Trustee
-----------    ---------      ---------      -----------        ----------

_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______]1

--------
1    Applicable to Global Debenture only.

                                   [REVERSE]1

                           [FORM OF PURCHASE CONTRACT]


                            MORGAN STANLEY GROUP INC.
                              PURCHASE CONTRACT(S)


                          Purchase Contract(s) between
                           Morgan Stanley Group Inc.,
                                       and
                      [the person named on the face of this
            Capital Unit Certificate]1 [The Chase Manhattan Bank, as
                          Book-Entry Unit Depositary]2
                             or registered assigns,
                       as holder hereunder (the "Holder")

                  Subject to the conditions hereinafter set forth, the Holder agrees to purchase and pay for, and Morgan Stanley Group Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (the "Corporation"), agrees to sell, for value received, on August 30, 2016 (the "Stated Purchase Date") or, at the election of the Corporation, subject to the terms of the Capital Unit Agreement referred to below, on any earlier Interest Payment Date on or after February 28, 1998 (together with the Stated Purchase Date, a "Purchase Date"), that number of Depositary Shares (the "Depositary Shares"), each Depositary Share representing five (5) shares of 8.03% Cumulative Preferred Stock, without par value, stated value $200.00 per share, of the Corporation, corresponding to the number of Purchase Contracts specified [on the face hereof]1 [on Schedule I hereto]2, at a purchase price of $1,000.00 per Depositary Share, unless a Termination Event or Cancellation Event shall have occurred on or prior to the Purchase Date. The Purchase Contract(s) evidenced hereby shall not entitle the Holder to purchase Depositary Shares prior to a Purchase Date or from and after the date a Termination Event has occurred.

                  The Purchase Price for the Depositary Shares purchased pursuant to the Purchase Contracts evidenced hereby shall be payable at the Corporate Trust Office of the Agent (i) by application of payments received by the Agent with respect to the principal of the Debentures constituting a part of the Capital Units of which the Purchase Contracts evidenced hereby form a part (a "Debenture Settlement") or (ii) at the option of the Holder, upon written notice to the Agent not less than 10 days nor more than 20 days prior to the applicable Purchase Date, in such coin or currency of the United States of America as at the

--------
1    Applicable to Definitive Capital Units only.

2    Applicable to Global Purchase Contract only.

time of payment is legal tender for payment of public and private debts, to the Agent in immediately available funds payable to or upon the order of the Corporation delivered to the Agent not later than 12:00 P.M. New York City time on the Business Day immediately preceding the Purchase Date (a "Cash Settlement"). A Holder who fails to provide notice to the Agent as provided above that it will make a Cash Settlement with respect to the settlement of a Purchase Contract, or a Holder who provides such notice but does not make payment in the manner provided above, will be deemed to have elected to make a Debenture Settlement. In the event of a Debenture Settlement, the principal of the Debenture included in the Capital Unit of which such Purchase Contract constitutes a part will be paid to the Agent upon surrender to the Agent of the Capital Unit Certificate representing such Capital Unit.

                  The Holder, by his acceptance hereof, covenants and agrees that, to the extent and in the manner provided in the Capital Unit Agreement, but subject to the terms thereof, payments in respect of principal of the Debentures constituting a part of the Capital Units of which the Purchase Contracts evidenced hereby form a part, in the absence of a Cash Settlement by the Holder, shall be applied by the Agent in satisfaction of the Holder's obligations under such Purchase Contracts. [In the event that the Holder elects to make a Cash Settlement with respect to his obligations under the Purchase Contracts evidenced hereby with respect to which a Purchase Date is occurring, the Holder must properly effect a Cash Settlement with respect to all (but not less than all) of such Purchase Contracts.]1 [In the event that a beneficial holder, as specified in the records of the direct and indirect participants of the Depositary and as certified in writing by such beneficial holder, of Purchase Contracts evidenced hereby elects to make a Cash Settlement with respect to his obligations under Purchase Contracts evidenced hereby with respect to which a Purchase Date is occurring, the beneficial holder must properly effect a Cash Settlement with respect to all (but not less than all) of the Purchase Contracts beneficially held.]2

                  The Purchase Contracts evidenced hereby and the obligations and rights of the Corporation and the Holder hereunder shall terminate if a Termination Event shall have occurred. "Termination Event" is defined in the Capital Unit Agreement to mean any of the following events: (i) the occurrence of a Bankruptcy Event at any time on or prior to the Stated Purchase Date; or
(ii) the existence of a Cancellation Condition at 5:00 P.M. New York City time on the date that is five Business Days prior to the Stated Purchase Date.

                  Each Purchase Contract evidenced hereby is one of a duly authorized issue of contracts of the Corporation relating to the purchase of an aggregate of not more than 134,000 Depositary Shares at an aggregate purchase price of $134,000,000, issued and to be

--------
1    Applicable to Definitive Capital Units only.

2    Applicable to Global Purchase Contract only.

issued under a Capital Unit Agreement, dated as of December 18, 1996 (the "Capital Unit Agreement"), among the Corporation, Morgan Stanley Finance plc ("MS plc"), The Chase Manhattan Bank, as Agent and Book-Entry Unit Depositary (in its capacity as agent, herein called the "Agent" and, in its capacity as Book-Entry Unit Depositary, the "Book-Entry Unit Depositary") and as Trustee under the Indenture referred to therein and the holders from time to time of Capital Units, to which Capital Unit Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Book-Entry Unit Depositary, the Corporation, MS plc and the Holders and of the terms upon which the Purchase Contracts are, and are to be, executed, countersigned and delivered.

                  The Agent may require a Holder, among other things, to furnish appropriate endorsements and transfer documents in connection with any transfer or exchange. No service charge shall be required for any such registration of transfer or exchange, but MS plc, the Corporation, the Agent and the Book-Entry Unit Depositary may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection with any registration of transfer or exchange of Capital Units. Except as provided in the Capital Unit Agreement, the Purchase Contracts are not separable from the Debentures constituting a part of the Capital Units of which the Purchase Contracts evidenced hereby form a part, and may be transferred only together with a corresponding number of Debentures.

                  Upon registration of transfer of a Capital Unit, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent), under the terms of the Capital Unit Agreement and the Purchase Contracts evidenced thereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by the Capital Units so transferred. The Corporation covenants and agrees, and the Holder, by his acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

                  The Corporation may, at its option, accelerate to any Interest Payment Date that is on or after February 28, 1998 the closing of the purchase of 50,000 or more Purchase Contracts upon not less than 30 and not more than 60 days' notice, subject to cancellation and termination in the circumstances set forth in the next paragraph, provided that no partial acceleration may result in fewer than 50,000 Purchase Contracts remaining Outstanding after such closing.

                  The Corporation will not be entitled to accelerate the obligations of the Holder to any Accelerated Purchase Date, and notice of any such acceleration will be automatically rescinded and annulled, if, at 5:00 P.M. New York City time on the date that is five business days prior to such Accelerated Purchase Date, a Cancellation Condition exists. The rescission of any notice of acceleration as set forth above will not prevent the

Corporation from giving notice of an Accelerated Purchase Date with respect to any Purchase Contracts at a later date.

                  Any or all of the Purchase Contracts may be redeemed at the option of the Corporation, or from time to time in part, upon not less than 30 and not more than 60 days' notice, on any Interest Payment Date on or after February 28, 2007, at a redemption price equal to $1.00 per Purchase Contract, provided that no partial redemption shall result in fewer than 50,000 Unsettled Purchase Contracts remaining Outstanding after such redemption, or in accordance with the next two succeeding paragraphs, at any other time when the Debentures are redeemed.

                  In the event that MS plc shall redeem a Debenture constituting part of a Capital Unit pursuant to the provisions of the Indenture, the Corporation shall redeem the Purchase Contract constituting part of the same Capital Unit on the redemption date of such related Debenture.

                  In the event that MS plc shall redeem Debentures constituting part of Capital Units pursuant to a Tax Redemption, the Corporation shall redeem all Purchase Contracts then Outstanding on the redemption date of the Debentures.

                  Subject to certain exceptions, the terms of the Purchase Contracts and the provisions of the Capital Unit Agreement relating to or affecting the Purchase Contracts may be amended with the consent of the affected Holders of not less than a majority of the Outstanding Capital Units and certain Purchase Contract Defaults may be waived with the consent of the Holders of a majority of the Outstanding Capital Units. Without the consent of any Holder of Capital Units, the terms of the Capital Unit Agreement relating to the Purchase Contracts may be amended to cure any ambiguity, to correct or supplement any provision in the Capital Unit Agreement with respect to and affecting the Purchase Contracts, to evidence the assumption of the Corporation's covenants with respect to or affecting the Purchase Contracts or to make any other provisions with respect to matters or questions arising under the Capital Unit Agreement with respect to or affecting the Purchase Contracts that do not adversely affect the interests of the Holders in any material respect.

                  Holders of the Purchase Contracts may not enforce the Capital Unit Agreement or such Purchase Contracts except as provided in the Capital Unit Agreement.

                  An incorporator, or past, present or future stockholder, officer, attorney-in-fact or director, as such, of the Corporation or MS plc shall not have any liability for any obligations of the Corporation or MS plc under the Purchase Contracts or the Capital Unit Agreement or for any claim based on, with respect to or by reason of such obligations or their creation. The Holder by his acceptance hereof waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Purchase Contracts.

                  All capitalized terms used but not defined herein that are defined in the Capital Unit Agreement have the meanings set forth therein.

                  The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                  Prior to due presentment of a Capital Unit Certificate or Global Purchase Contract for registration of transfer, MS plc, the Corporation, the Trustee, the Book-Entry Unit Depositary and the Agent, and any agent of MS plc, the Corporation, the Trustee, the Book-Entry Unit Depositary or the Agent may treat the Person in whose name this Purchase Contract is registered as a party to the Purchase Contracts evidenced hereby for the purpose of performance of such Purchase Contracts and for all other purposes whatsoever, and none of MS plc, the Corporation, the Trustee, the Book-Entry Unit Depositary or the Agent, nor any such agent shall be affected by notice to the contrary.

                  The Holder, by his acceptance hereof, authorizes the Agent to execute the Purchase Contracts evidenced hereby on his behalf, authorizes and directs the Agent on his behalf to take such other action, and covenants and agrees to take such other action, as may be necessary or appropriate, or as may be required by the Agent, to effectuate the provisions of the Capital Unit Agreement relating to the purchase of Depositary Shares, appoints the agent as his attorney-in-fact for any and all such purposes, and agrees to be bound by the terms thereof.

                  The Purchase Contracts shall not, prior to the performance thereof, entitle the Holder to any of the rights of a holder of Depositary Shares, Preferred Stock or any other shares of capital stock of the Corporation.

                  No Purchase Contract evidenced hereby shall be valid or obligatory for any purpose until countersigned by the Agent by manual signature.

                  IN WITNESS WHEREOF, Morgan Stanley Group Inc. has caused this instrument to be duly executed.


Dated:                                               MORGAN STANLEY GROUP INC.
      ------------------------


                                                     By:
                                                        ----------------------



THE CHASE MANHATTAN BANK, as Agent and
    as attorney-in-fact of
    the Holder hereof


By:
   -----------------------
     Authorized Officer




Countersigned:


THE CHASE MANHATTAN BANK,
    as Agent


By:
   -----------------------
     Authorized Officer

[FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-----------------------
[PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE]



-----------------------------------

-----------------------------------
[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE]

the within Capital Unit, and all rights thereunder, hereby irrevocably constituting and appointing

-----------------------------------

attorney to transfer such security on the books of the Corporation, with full power of substitution in the premises.


Dated:                                          Signature:
      -----------                                         ---------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Capital Unit in every particular without alteration or enlargement or any change whatsoever.]1


--------
1    Applicable to Definitive Capital Units only.

                                   [SCHEDULE I

                       SCHEDULE OF INCREASES AND DECREASES


                  The initial number of Purchase Contracts represented by this Global Purchase Contract is 134,000. The following increases and decreases in the number of Purchase Contracts represented hereby have been made:





               Increase in    Decrease in     Total             Notation
Date of        Number of      Number of       Number of         Made by or
Increase       Purchase       Purchase        Purchase          on Behalf
or Decrease    Contracts      Contracts       Contracts         of Agent
-----------    ---------      ---------      -----------        ----------

_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______
_______         _______        _______         _______            _______]1



--------
1    Applicable to Global Purchase Contract only.